UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JERNIGAN CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Jernigan Capital, Inc.

March 24, 2017

To our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Jernigan Capital, Inc. Our Annual Meeting will be held on Wednesday, May 3, 2017, at 10:00 a.m. Central Daylight Time, at our corporate headquarters, located at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119. The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.

Following the meeting, management will review our 2016 fiscal year and provide a report on our progress, including recent developments. Stockholders will also have the opportunity to ask questions about us.

In accordance with the “e-proxy” rules promulgated by the U.S. Securities and Exchange Commission, we are pleased to continue the practice of furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about March 24, 2017, we will mail to our stockholders (other than those stockholders who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of our proxy materials referred to in the Notice of Internet Availability of Proxy Materials on the Internet website cited therein and in the accompanying Proxy Statement. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that if possible and convenient, you will avail yourself of this option.

Along with the other members of the Board of Directors and management, I look forward to greeting you at the meeting if you are able to attend.

Cordially,

Dean Jernigan

Chairman of the Board of Directors and Chief
Executive Officer

JERNIGAN CAPITAL, INC.
6410 Poplar Avenue, Suite 650
Memphis, Tennessee 38119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MAY 3, 2017

TIME, DATE & PLACE

The 2017 Annual Meeting of Stockholders, or the Annual Meeting, will be held at 10:00 a.m., Central Daylight Time, on Wednesday, May 3, 2017, at our corporate headquarters, located at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

ITEMS OF BUSINESS

Holders of our common stock will consider and vote on the following items at the Annual Meeting:

1.	The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;
2.	The approval of the Company’s Amended and Restated 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 170,000 shares, for an aggregate of 370,000 shares, and to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code;
3.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and
4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock will consider and vote on the following items at the Annual Meeting:

1.	The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

The Proxy Statement accompanying this notice describes each of these items of business in detail.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL DIRECTOR NOMINEES AND OTHER ITEMS.

WHO MAY VOTE

Stockholders of record at the close of business on Monday, March 13, 2017 (the “Record Date”), are entitled to receive this notice and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the close of business on the Record Date, we had 8,997,707 shares of common stock outstanding.

HOW TO VOTE

Your vote is important. Please refer to the accompanying Proxy Statement for information regarding your voting options. Even if you plan to attend the Annual Meeting, please take advantage of one of the advance voting options to assure that your shares are represented at the Annual Meeting. You may revoke your proxy at any time before it is voted by following the procedures described in the accompanying Proxy Statement.

By Order of the Board of Directors

William H. Mathieu
Corporate Secretary

Memphis, Tennessee
March 24, 2017

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 3, 2017.

The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders, Proxy Statement and the 2016 Annual Report on Form 10-K are available at http://www.proxyvote.com.

i

JERNIGAN CAPITAL, INC.
6410 Poplar Avenue Suite 650
Memphis, Tennessee 38119

PROXY STATEMENT FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS

Jernigan Capital, Inc. is soliciting proxies from the holders of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “common stock”) and Series A Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”) in connection with our 2017 Annual Meeting of Stockholders, or Annual Meeting, and your vote is very important. For this reason, our Board of Directors requests that you allow your shares to be represented at the Annual Meeting by the proxies named on the applicable enclosed Proxy Card. In connection with our solicitation of proxies, we are mailing this Proxy Statement and our 2016 Annual Report on Form 10-K to stockholders and making such materials available on the Internet beginning on or about March 24, 2017.

In this Proxy Statement, terms such as “JCAP”, “we,” “us” and “our” refer to Jernigan Capital, Inc.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

Our Annual Meeting will be held Wednesday, May 3, 2017, at 10:00 a.m., Central Daylight Time.

Where will the Annual Meeting be held?

Our Annual Meeting will be held at our corporate headquarters, located at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

What items will be voted on at the Annual Meeting?

Holders of our common stock will consider and vote on the following items at the Annual Meeting:

1.	The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;
2.	The approval of the Company’s Amended and Restated 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 170,000 shares, for an aggregate of 370,000 shares, and to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code;
3.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and
4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock will consider and vote on the following item at the Annual Meeting:

1.	The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

What are the Board of Directors’ voting recommendations?

Our Board of Directors recommends that the common stockholders vote:

1.	“FOR” the election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;

2.	“FOR” the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan; and
3.	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.
Our	Board of Directors recommends that the holders of the Series A Preferred Stock vote:
1.	“FOR” the election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified;

If any other matter properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Do directors attend the Annual Meeting?

We do not require our directors to attend our Annual Meeting, but our Board of Directors encourages its members to attend.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the record date, March 13, 2017 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the Record Date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented to common stockholders for vote at the Annual Meeting. As of the close of business on the Record Date, we had 8,997,707 shares of common stock outstanding.

Holders of record of our Series A Preferred Stock as of the close of business on the Record Date are entitled to vote for the director named herein to be elected at the Annual Meeting by the holders of Series A Preferred Stock. As of the close of business on the Record Date, we had 10,000 shares of Series A Preferred Stock outstanding.

Stockholders of Record: Shares Registered in Your Name.  If on the Record Date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the Proxy Card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee.  If on March 13, 2017, your shares were held in an account at a brokerage firm, bank, dealer or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other nominee.

Who can attend the Annual Meeting?

All holders of our common stock and Series A Preferred Stock at the close of business on the Record Date (March 13, 2017), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you must present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact Investor Relations at (901) 567-9580 or by email at investorrelations@jernigancapital.com.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement or other correspondence from your broker or nominee reflecting your share ownership as of the Record Date.

Why am I being asked to review materials online?

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each stockholder, the Company is furnishing proxy materials, including this Proxy Statement and Annual Report on Form 10-K, by providing access to such documents on the Internet rather than mailing printed copies of the materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been sent to most of the Company’s stockholders with instructions on how to access and review the proxy materials on the Internet. The Notice of Internet Availability also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability.

How do I vote my shares?

Stockholders of Record:  If you are a stockholder of record (that is, your shares are registered directly in your name with our transfer agent) you may vote your shares in person or by proxy:

In Person:  You may attend the Annual Meeting and vote in person.

By Proxy:  You may vote by telephone, on the Internet or by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your Proxy Card by mail.

•	By Telephone: If you request or otherwise receive printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.
•	On the Internet: You may vote on the Internet by going to www.proxyvote.com or from a smart phone, scanning the QR Barcode on the Notice of Internet Availability or Proxy Card. Have the information that is in the box marked by the arrow on the Notice of Internet Availability or Proxy Card available and follow the instructions. If you vote on the Internet, you do not have to mail in a Proxy Card.
•	By Mail: You can vote by requesting a paper copy of the materials, which will include a proxy card, completing and signing your proxy card and mailing it in your own envelope. To request materials, please go to www.proxyvote.com, call 1-800-579-1639, or send a blank email with the information that is printed in the box marked by the arrow on your Notice of Internet Availability in the subject line to sendmaterial@proxyvote.com.

Beneficial Owners:  If you are a beneficial owner (that is, your shares are held in an account with a brokerage firm, bank, dealer or other nominee), you will receive instructions from that entity describing how to vote your shares. To vote at the Annual Meeting, beneficial owners will need to contact the brokerage firm, bank, dealer or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.

What if I have shares of Restricted Stock?

Holders of shares of restricted stock have the right to vote their shares by any of the voting means described above for record holders.

How will my vote be cast?

Your vote will be cast in accordance with the instructions you provided via telephone, Internet or Proxy Card. If you submit an executed Proxy Card without marking any voting selections, your shares of common stock will be voted as follows:

1.	“FOR” the election of the five nominees named herein to serve on the Board of Directors;
2.	“FOR” the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan; and
3.	“FOR” the ratification of the selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If you submit an executed Proxy Card without marking any voting selections, your shares of Series A Preferred Stock will be voted as follows:

1.	“FOR” the election of the nominee named herein to serve on the Board of Directors.

Dean Jernigan, the chief executive officer of the Company, and John A. Good, the president and chief operating officer of the Company, were named by the Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of the Directors. If any additional matters are properly presented at the meeting, Messrs. Jernigan and Good will vote your shares in their best judgment. Votes will be counted by Broadridge Financial Solutions, the inspector of election appointed for the Annual Meeting.

If your shares are held in street name (that is, you are a beneficial owner), you need to follow the instructions of the brokerage firm, bank, dealer or other nominee regarding how to instruct that entity to vote your shares. If you are a beneficial owner and do not provide voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when brokers are not permitted to vote on that matter without instructions from beneficial owners and instructions are not given by one or more beneficial owners. A broker is not entitled to vote on the election of directors or the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan unless the broker receives voting instructions from the beneficial owner. The shares of a beneficial owner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the beneficial owner is represented by proxy. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm, assuming that a quorum is obtained.

Can I change my vote?

Yes. A subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received prior to the Annual Meeting will be the one counted. If you are a stockholder of record, you may also change your vote by voting in person at the Annual Meeting. A stockholder of record also may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, our Corporate Secretary, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

If your shares are held in street name, you should follow the instructions provided by your brokerage firm, bank, dealer or other nominee to change your vote.

How many votes are needed to approve each proposal?

With respect to the proposals to be approved by the holders of our common stock:

1.	For the election of directors a plurality of all votes cast “For” a nominee shall be sufficient for the nominee to be elected.
2.	For the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan and an increase in the shares reserved for issuance thereunder by 170,000, to an aggregate of 370,000, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. In addition, the rules of the NYSE and Section 162(m) of the Internal Revenue Code require that votes for the proposal must be at least a majority of the votes cast on the proposal (votes for, against and abstentions count as votes cast for these purposes). Accordingly, while broker-non votes will not have any legal effect on whether this proposal is approved, abstentions will have the legal effect of votes “AGAINST” the proposal.
3.	Stockholder approval for the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions will have no legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

With respect to the proposals to be approved by the holders of our Series A Preferred Stock:

1.	For the election of the director a plurality of all votes cast “For” the nominee shall be sufficient for the nominee to be elected.

Abstentions and broker non-votes will not be included in the total of votes cast on any proposal and will not affect the outcome of any vote, except as discussed above with respect to the proposal relating to the Amended and Restated 2015 Equity Incentive Plan.

How many shares must be present to constitute a quorum for the meeting?

A quorum of stockholders is necessary to hold a valid meeting. In order to have a quorum for the transaction of business by the holders of common stock, holders of common stock entitled to cast a majority of all the votes entitled to be cast by the holders of common stock at the Annual Meeting must be present in person or by proxy. On the Record Date, there were 8,997,707 shares of common stock outstanding and entitled to vote. Thus, 4,498,854 shares of common stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of common stock.

In order to have a quorum for the transaction of business by the holders of Series A Preferred Stock, holders of Series A Preferred Stock entitled to cast a majority of all the votes entitled to be cast by the holders of Series A Preferred Stock must be present in person or by proxy. On the Record Date, there were 10,000 shares of Series A Preferred outstanding and entitled to vote. Thus, 5,001 shares of Series A Preferred Stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of the Series A Preferred Stock.

Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” also will be counted in determining whether there is a quorum present. All of the shares of Series A Preferred Stock are held in registered, and as such, no shares of Series A Preferred Stock will be represented by “broker-non votes”. If there is not a quorum present at the Annual Meeting, the Company will be forced to reconvene the Annual Meeting at a later date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be disclosed in a Current Report on Form 8-K, which can be found on the “Investor Relations” page of our website (http://investors.jernigancapital.com) following the report’s filing with the SEC within four business days of the Annual Meeting. Information from our website is not incorporated by reference into this Proxy Statement.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the 2018 Annual Meeting?

If a common stockholder wants to include a stockholder proposal in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders, your stockholder proposal must be delivered to the Company not later than November 24, 2017, and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2018 Annual Meeting of Stockholders changes by more than 30 days from the date that is the first anniversary of the 2017 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2018 Annual Meeting.

If a common stockholder wants to submit a stockholder proposal for the Company’s 2018 Annual Meeting of Stockholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your stockholder proposal or director nomination must be delivered to the Company not earlier than October 25, 2017 and not later than November 24, 2017. However, in the event that the date of the 2018 Annual Meeting is advanced or delayed by more than thirty (30) days from May 3, 2018, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Your notice must also include the information required by the Company’s Amended and Restated Bylaws.

Stockholder proposals must be sent to Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, Attention: Corporate Secretary. Our Amended and Restated Bylaws are also available by contacting the Corporate Secretary at the above address.

How can I obtain the Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, including the financial statements, and financial statement schedules is being provided along with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2016, including all exhibits may be obtained from the SEC Filings and Reports link on the Investor Relations page of our website at http://investors.jernigancapital.com or received free of charge by writing Investor Relations at Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We also will reimburse brokerage firms, dealers and other nominees for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers household proxy materials, delivering one copy of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. If you are a registered holder who participates in householding, householding will continue until you are notified otherwise or until you notify us to discontinue householding. If you are a registered holder who participates in householding and wish to receive a separate Notice or set of proxy materials for the Annual Meeting, please contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn. Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Registered stockholders who share the same address and who wish to receive a single copy of proxy materials per household in the future may contact American Stock Transfer & Trust Co. by calling 1-800-937-5449. Beneficial owners should contact their broker or other nominee to request information about householding.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Corporate Secretary at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, email investorrelations@jernigancapital.com or call (901) 567-9580.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Information Regarding Nominees for Election by Common Stockholders

Our Board of Directors has nominated Dean Jernigan, Mark O. Decker, John A. Good, Howard A. Silver, and Dr. Harry J. Thie, all of whom are currently serving as directors, for election as directors by the holders of our common stock for a term of one year and until their successors are duly elected and qualified. We have no reason to believe that any nominee for Director will not agree or be unavailable to serve as a director if elected. However, should any nominee become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by our Board of Directors. Directors are elected by plurality vote. Therefore, the five director nominees receiving the highest number of “FOR” votes will be elected.

Our Board of Directors believes that it is necessary for our directors to possess a variety of backgrounds and skills in order to provide a broad voice of experience and leadership. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board of Directors and searches for candidates that fill any current or anticipated future gap. When considering new directors, the Nominating and Corporate Governance Committee considers the amount of business management experience and education of a candidate, industry knowledge, conflicts of interest, public company experience, integrity and ethics, and commitment to the goal of maximizing stockholder value. The Nominating and Corporate Governance Committee does not have a policy about diversity, but does seek to provide our Board of Directors with a depth of experience and differences in viewpoints and skills. In considering candidates for our Board of Directors, the Nominating and Corporate Governance Committee considers both the entirety of each candidate’s credentials and the current and potential future needs of our Board of Directors. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board of Directors are also considered.

All of our directors bring unique skills to our Board of Directors, integrity, high ethical standards and a dedication to representing our stockholders. Certain individual qualifications and skills of our directors that contribute to our Board of Directors’ effectiveness as a whole are described below.

Information regarding each of the nominees for director is set forth below.

NOMINEES FOR ELECTION

Set forth below are the nominees for director, for terms expiring at the 2017 Annual Meeting and until their successors have been duly elected and qualified.

DEAN JERNIGAN

Mr. Jernigan, age 71, is Chairman of our Board of Directors and our chief executive officer, having served as a director since our inception in October 2014. He is also chief executive officer and a principal owner of our Manager. From April 2006 to December 2013, he served as Chief Executive Officer and a member of the board of trustees of CubeSmart (NYSE: CUBE), a publicly traded self-storage REIT. From 2004 to April 2006, Mr. Jernigan served as President of Jernigan Property Group, LLC, a Memphis-based company that formerly owned and operated self-storage facilities in the United States. From 2002 to 2004, Mr. Jernigan was a private investor. From 1984 to 2002, he was Chairman of the Board and Chief Executive Officer of Storage USA, Inc., which was a publicly traded self-storage REIT from 1994 to 2002. Mr. Jernigan served as a member of National Association of Real Estate Investment Trusts’ (NAREIT) Board of Governors from 1995 to 2002, and as a member of its Executive Committee from 1998 to 2002. From 1999 until its acquisition in May 2012, Mr. Jernigan also served on the board of directors of Thomas & Betts, Inc., which was a publicly traded electrical components and equipment company. Mr. Jernigan was also a member of, and the lead independent director for, the Board of Directors of Farmland Partners, Inc., a publicly-traded farmland REIT, having served in such role from the company’s initial public offering in April 2014 until November 20, 2015. We believe Mr. Jernigan’s significant experience in the self-storage REIT sector and broad public company executive experience adds value to our board of directors.

MARK O. DECKER

Mr. Decker, age 68, has been a member of our board of directors since March 2015. Mr. Decker is currently self-employed as a real estate capital markets advisor. Prior to becoming an advisor, he was Vice Chair of BMO Capital Markets, a position he held from January 2014 – December 2016. Prior to becoming Vice Chair, Mr. Decker from September 2011 to January 2014 served as BMO’s Head of U.S. real estate investment and corporate banking. Before BMO Capital Markets, Mr. Decker was a managing director and co-group head of the real estate investment banking group at Morgan Keegan from February 2011 to September 2011. Prior to Morgan Keegan, from May 2004 to February 2011 he was a managing director and head of the real estate group at Robert W. Baird and Co. Incorporated. Before joining Baird, Mr. Decker founded the real estate investment banking group at Ferris Baker Watts, Inc in 2000. Mr. Decker began his investment banking career in 1997 when he joined Friedman, Billings Ramsey and Co. as a managing director. He served as President and principal spokesman of the REIT industry and its national trade association, the National Association of Real Estate Investment Trust (“NAREIT”) from 1985 to 1997. Concurrently, he served as chief staff executive of the Pension Real Estate Association (“PREA”) from 1985 to 1990. Before his career in real estate capital markets and investment banking, Mr. Decker served in the White House during the Nixon and Ford administrations. He is the 1997 recipient of the NAREIT Leadership Award. Mr. Decker holds a J.D. from Antonin Scalia Law School, and a B.S. in Education from Kent State University. We believe Mr. Decker’s expertise in the REIT industry, financial acumen and investment banking background are a significant value to our board of directors..

Committees:  Audit, Compensation (Chairman), Nominating & Corporate Governance

JOHN A. GOOD

Mr. Good, age 59, is our President and Chief Operating Officer and holds the same positions with our Manager. He has been a director since June 2015. Prior to joining us, Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Good was a partner, multi-term executive committee member and head of the REIT practice at Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Mr. Good graduated from the University of Memphis with a BBA in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D. with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994. We believe Mr. Good’s expertise in the legal field and the REIT industry and his financial acumen are a significant value to our board of directors.

HOWARD A. SILVER

Howard A. Silver, age 62, has been a member of our board of directors since February 2015. Mr. Silver retired in 2007 as the chief executive officer and president of Equity Inns, Inc., a position he held since 1998. Equity Inns was a New York Stock Exchange-listed company and hotel REIT focused on the upscale, extended-stay, all suite and midscale limited-service segments of the hotel industry, until its sale to Whitehall Global Real Estate Funds in October 2007. Mr. Silver also served as the executive vice-president of finance, chief financial officer and chief operating officer of Equity Inns from 1994 to 2004. Prior to his tenure at Equity Inns, Mr. Silver spent 13 years in the auditing field with both Ernst & Young LLP and PricewaterhouseCoopers LLP. Mr. Silver currently serves as a member of the board of directors of Education Realty Trust, Inc. (NYSE:EDR), a publicly listed collegiate housing REIT, a position he has held since 2012. Mr. Silver currently serves as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), an office and industrial REIT that is a publicly registered, non-traded REIT since July 2016, where he serves as the Audit Committee Chairman. Mr. Silver served as a member of the board of directors of Landmark Apartment Trust of America, Inc., a multifamily real estate company that was a publicly registered, non-traded REIT until 2016. From its inception in 2004 through the sale of the company in 2012, Mr. Silver was a member of the board of directors of Great Wolf Resorts, Inc., (NASDAQ:WOLF), a publicly listed family entertainment resort company. He also served as a member of the board of directors of CapLease, Inc., (NYSE:LSE), a publicly listed net lease REIT, from its inception in 2004 through the sale of the company in November 2013. Mr. Silver graduated cum laude from the University of Memphis with a B.B.A. in

Accounting and was designated as a Certified Public Accountant in 1980. We believe Mr. Silver’s expertise in the REIT industry, experience as a chief financial officer and chief executive officer of a NYSE-listed REIT, financial acumen and accounting background are a significant value to our board of directors.

Committees:  Audit (Chairman), Compensation, Nominating & Corporate Governance

DR. HARRY J. THIE

Dr. Harry J. Thie, age 74, has been a member of our board of directors since February 2015. Dr. Thie currently is a senior management scientist at the RAND Corporation, a position he has held since 1991. From 1987 to 1991, Dr. Thie was the Director in Office of the Assistant Secretary of the Army, and served as an active duty officer in the United States Army from 1964 to 1991, retiring as a Colonel in 1991. From 1994 to 2002, Dr. Thie served as a member of the board of directors of Storage USA, where he also held positions as the chair of the compensation committee and a member of the audit committee. Dr. Thie holds a Doctorate in Business Administration from George Washington University, an M.S. in Industrial Management from Georgia Institute of Technology and a B.A. in History from Saint Bonaventure University. We believe Dr. Thie’s expertise in the self-storage REIT industry developed as a member of the board of directors of Storage USA, his prior experience serving on audit and compensation committees and his leadership abilities derived from his military experience are a significant value to our board of directors. The board of directors has designated Dr. Thie to serve as the lead independent director. In addition to chairing all executive sessions of the independent directors, the lead independent director shall have such other duties as the Board of Directors may determine from time to time.

Committees:  Audit, Compensation, Nominating & Corporate Governance (Chairman)

Our Board recommends a vote “FOR” the election of each of Messrs. Jernigan, Decker, Good and Silver and Dr. Thie to serve on our Board until the 2018 Annual Meeting and until their respective successors are duly elected and qualify.

Information Regarding Nominee for Election by Preferred Stockholders

Pursuant to the terms of the Articles Supplementary of Jernigan Capital, Inc. Designating the Rights and Preferences of the Series A Preferred Stock, dated as of July 27, 2016 (the “Articles Supplementary”), so long as any shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock, voting as a single class, shall have the right to nominate and elect one director to the Board at each annual meeting of stockholders. The holders of Series A Preferred Stock have nominated James D. Dondero for election as director for a term of one year and until his successor is duly elected and qualified. We have no reason to believe that Mr. Dondero will not agree or be unavailable to serve as a director if elected. However, should he become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by the holders of the Series A Preferred Stock.

Information regarding Mr. Dondero, as well as the individual qualifications and skills of Mr. Dondero that contributes to our Board of Directors’ effectiveness as a whole are described below.

JAMES D. DONDERO

Mr. Dondero, age 54, has been a member of our board since August 2016. Mr. Dondero is Co-founder and President of Highland Capital Management (HCM) and has been a member of our board of directors since August 2016. Mr. Dondero has over 30 years of experience in the credit and equity markets, focused largely on high-yield and distressed investing. Under Mr. Dondero’s leadership, Highland Capital has been a pioneer in both developing the Collateralized Loan Obligation (CLO) market and advancing credit-oriented solutions for institutional and retail investors worldwide. HCM’s product offerings include institutional separate accounts, CLOs, hedge funds, private equity funds, mutual funds, REITs, and ETFs. Prior to founding HCM in 1993, Mr. Dondero was involved in creating the GIC subsidiary of Protective Life, where as Chief Investment Officer he helped take the company from inception to over $2 billion in assets between 1989 and 1993. Between 1985 and 1989, Mr. Dondero was a Corporate Bond Analyst and then Portfolio Manager at American Express. Mr. Dondero began his career in 1984 as an analyst in the Morgan Guaranty training program. Mr. Dondero is Chairman of NexBank, Cornerstone Healthcare, and CCS Medical, and serves as a board member of American Banknote and MGM Studios. Mr. Dondero graduated from the University of

Virginia where he earned highest honors (Beta Gamma Sigma, Beta Alpha Psi) from the McIntire School of Commerce with dual majors in Accounting and Finance. He has received certifications as a Certified Public Accountant (CPA), Certified Management Accountant (CMA), and Chartered Financial Analyst (CFA). We believe Mr. Dondero’s capital markets expertise and REIT experience add value to our board of directors.

Committees:  Compensation, Nominating & Corporate Governance

Our Board recommends a vote “FOR” the election of Mr. Dondero to serve on our Board until the 2018 Annual Meeting and until his successor is duly elected and qualifies.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

What is our philosophy regarding corporate governance?

We believe that effective corporate governance is critical to our long-term health and our ability to create value for our stockholders. We will continually review our corporate governance policies and practices and compare them to the practices of other public REITs and other public companies, as well as to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit us and our stockholders. Our Board of Directors has established and maintains Corporate Governance Guidelines that incorporate what it deems best practices and emerging trends in corporate governance, which guidelines include detailed specifications for director qualification and responsibility. You may find a copy of our Corporate Governance Guidelines in the Governance Documents section of the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com.

The responsibilities of our Board of Directors and its committees are described below, along with other corporate governance-related disclosures. All of our Board of Directors’ committees have written charters, which can be found in the Corporate Governance Documents section of our Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. We will also provide a copy of any committee charter, the Corporate Governance Guidelines or our Code of Business Conduct and Ethics without charge upon written request sent to: JCAP, Attention: Investor Relations, 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119. Our Board of Directors may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board of Directors.

How many independent directors do we have?

Our Board of Directors has affirmatively determined that four of our six director nominees are independent: Mark O. Decker, James D. Dondero, Howard A. Silver, and Dr. Harry J. Thie. Each of these four directors meets the independence standards of our Corporate Governance Guidelines, the listing standards of the New York Stock Exchange, or the NYSE, and applicable SEC rules.

How do we determine whether a director is independent?

A director is considered independent if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with us, other than as a director or stockholder, and the director otherwise meets the independence requirements set forth in the NYSE Listing Standards. Consistent with the requirements of the SEC and the NYSE, our Board of Directors reviews all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent auditors.

Our Board of Directors consults with our General Counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

Do any non-management directors have relationships with us, other than as a director or stockholder, that the Board of Directors determined were material?

No, they do not.

How many times did our Board of Directors meet last year?

Our Board of Directors met eight times during 2016.

Did any of our directors attend fewer than 75% of the meetings of the Board of Directors and their assigned committees?

All of the directors who were serving during the calendar year 2016 attended more than 75% of the meetings of our Board of Directors and their assigned committees during the calendar year 2016.

How is our Board of Directors structured?

The leadership structure of our Board of Directors includes a Chairman, who is also our Chief Executive Officer, and our President, neither of whom are independent Directors, and four independent directors. All of our directors serve with equal importance and have an equal vote on all matters. Our independent directors meet without management present at regularly scheduled executive sessions. Our Board of Directors believes that we have been and continue to be well served by having our Chief Executive Officer also serve as Chairman of the Board of Directors. The Board of Directors has appointed a lead independent director to chair all executive sessions of the independent directors, and to perform such other duties as the Board may determine from time to time. Our Audit, Compensation and Nominating and Corporate Governance Committees are all 100% comprised of independent directors and are led by chairmen who are independent directors. We believe that the current board leadership model, when combined with the composition of our Board of Directors, the strong leadership of our independent directors, the board committees listed above and the corporate governance policies already in place, strikes an appropriate balance between consistent leadership and independent oversight of our business and affairs.

Does our Board of Directors meet regularly without management present?

Our independent directors regularly meet without management present. As lead independent director, Dr. Thie leads the meetings of the independent directors. The independent directors held four executive sessions during 2016. All of our independent directors were present at all of these executive sessions that were held during the calendar year 2016 for which each such individual was a member of the Board.

Does our Board of Directors have standing committees?

Our Board of Directors has three standing committees: Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee. All of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. Each standing committee of our Board of Directors has a charter, which can be found in the Governance Documents section of the Corporate Overview link on the “Investor Relations” page of our website at http://investors.jernigancapital.com.

The current membership of, and information about, each of our Board of Director committees is shown below.

Committee/Current Members	Committee Functions
Audit Committee Current Members Howard A. Silver (Chairman) Mark O. Decker Dr. Harry J. Thie Number of meetings held in 2016: Five	• Appoints, determines the compensation of, retains and oversees the work of the independent registered public accounting firm;
• Pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm;

•

Reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Form 10-Q and Form 10-K;

• Discusses with management all earnings press releases and financial information and earnings guidance provided to securities analysts and rating agencies;
• Reviews and discusses with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls;

•

Establishes, reviews and reassesses periodically procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

• Reviews with management and the independent registered public accounting firm our compliance with the requirements for qualification as a real estate investment trust, or REIT;
• Issues a report annually as required by the SEC’s proxy solicitation rules;
• Reviews, with input from JCAP Advisors LLC, the Company’s external manager (the “Manager”), risk assessment and risk management issues;

•

Meets separately, and periodically, with management, the Company’s internal auditors (or other personnel responsible for the internal audit function) and the Company’s independent registered accounting firm.

Nominating and Corporate Governance Committee Current Members: Dr. Harry J. Thie (Chairman) Mark O. Decker James D. Dondero Howard A. Silver Number of meetings held in 2016: Three

•

Assists the Board by identifying individuals qualified to become Board members (consistent with criteria approved by the Board) and recommends for selection by the Board the director nominees to stand for election at the next annual meeting of the Company’s stockholders;

• Recommends to the Board director nominees for each committee of the Board;
• Oversees the annual evaluation of the Board and the committees of the Board;
• Develops and recommends to the Board a set of corporate governance guidelines applicable to the Company; and
• Reviews periodically and reassesses the adequacy of the corporate governance guidelines and recommends to the Board such other matters of corporate governance as the Committee deems appropriate.

Committee/Current Members	Committee Functions
Compensation Committee Current Members: Mark O. Decker (Chairman) James D. Dondero Howard A. Silver Dr. Harry J. Thie Number of meetings held in 2016: Four	• Discharges the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors;
• Evaluates the performance of and oversees the compensation payable to the Manager pursuant to the management agreement, as amended from time to time, by and between the Company and the Manager;

•

Makes recommendations to the Board with respect to salaries, incentive and equity-based compensation of all executive officers (except with respect to such compensation of executive officers that is paid by the Manager and not reimbursed by the Company);

• Administers and implements the Company’s incentive and equity-based compensation plans, including, without limitation, the Company’s 2015 Equity Incentive Plan;
• Prepares reports on or relating to executive compensation required by the rules and regulations of the Securities and Exchange Commission.

Does the Audit Committee have an Audit Committee Financial Expert?

Our Board of Directors has determined that Mr. Howard A. Silver meets the qualifications of an audit committee financial expert as defined by the applicable SEC rules.

How does the Board of Directors select director nominees?

At the Annual Meeting, common stockholders are being asked to elect Dean Jernigan, Mark O. Decker, John A. Good, Howard A. Silver, and Dr. Harry J. Thie to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. At the Annual Meeting, holders of our Series A Preferred Stock are being asked to elect James D. Dondero to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Director Nomination Policy

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops guidelines and criteria for the selection of candidates for directors of the Board, which include those described below under “Minimum Director Qualifications “The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the chairman of the Board and chief executive officer, as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting. Notwithstanding the foregoing, if we are legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected (for example, pursuant to rights contained in the Articles Supplementary for the holders of the Series A Preferred Stock, voting as a single class, to nominate and elect one director to serve on our Board of Directors), then the nomination or election of such directors shall be governed by such requirements.

Stockholders may nominate candidates for election to the Board of Directors by submitting timely written notice to the Corporate Secretary in accordance with our Amended and Restated Bylaws. The notice must include the information set forth in the Amended and Restated Bylaws about each proposed nominee, including: (i) the name, age, business address, residence address and principal occupation or employment, (ii) the number of shares of the Company’s common stock that the nominee beneficially owns, and (iii) other information concerning the nominee as would be required in soliciting proxies for the election of that nominee. The notice must also include the information set forth in the Amended and Restated Bylaws about the stockholder making the nomination and any associated person, including information about the direct and indirect ownership of, or derivative positions in, the Company’s common stock and arrangements and understandings related to the proposed nomination or the voting of the Company’s common stock. The notice must also include a signed consent of each nominee to serve as a director of the Company, if elected. For the 2018 Annual Meeting, this notice must be received at our principal executive offices, directed to the Corporate Secretary, within the timeframe set forth under “Additional Information — How and when may I submit a stockholder proposal for the 2018 Annual Meeting?” If we do not receive a notice and the required information regarding the stockholder and any associated person by the specified deadline, the director nomination will be void and disregarded for all purposes.

The Company also will consider recommendations submitted by stockholders for director candidates. Recommendations should be directed to the Corporate Secretary.

Minimum Director Qualifications

The Nominating and Corporate Governance Committee, along with our Board of Directors, is responsible for determining the skills and characteristics required of each director and director nominee for effective Board service. In determining director or director nominee qualifications, general requirements applicable to all directors, as well as individual skills and experiences that should be represented on the Board of Directors as a whole, but not necessarily by each director, are considered.

The Nominating and Corporate Governance Committee considers each director nominee’s integrity, judgment, experience, independence, material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee. A director or director nominee’s knowledge and/or experience in areas such as, but not limited to, real estate investing or other related industries, Real Estate Investment Trusts, or REITs, management, leadership, public companies, equity and debt capital markets, and public company financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors, as a whole.

The Nominating and Corporate Governance Committee seeks to provide diversity on our Board of Directors with a depth of experience and differences in viewpoints and skills. While the Nominating and Corporate Governance Committee does not have a policy about diversity as it pertains solely to our Board of Directors, all of our directors are participants, along with our employees, in our Code of Ethics and Business Conduct (“Code of Conduct”) (as discussed below), which embodies diversity as a tremendous asset and one which should be actively embraced. The Nominating and Corporate Governance Committee seeks to embody the spirit of our Code of Conduct by valuing a diversity of experiences and perspectives in our directors and director nominees.

Members of the Nominating and Corporate Governance Committee as well as other members of our Board of Director and members of executive management may meet with directors or director nominees for purposes of determining their qualifications.

Can I communicate directly with the Board of Directors?

Yes. Stockholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, its independent directors, or any individual director by using the following address:

Corporate Secretary
ATTN: {Group or director to whom you are addressing}
Jernigan Capital, Inc.
6410 Poplar Avenue, Suite 650
Memphis, TN 38119

All letters addressed to our Board of Directors or its committees will be forwarded to the appropriate chairman. Letters addressed to the independent directors will be forwarded to our lead independent director. Letters addressed to individual directors will be forwarded to the addressee.

Do we have a Code of Conduct?

Our Board of Directors has adopted our Code of Conduct, which is applicable to our executive officers, including the Chief Executive Officer, or CEO, and Chief Financial Officer, or CFO, directors, officers and employees of our external manager, JCap Advisors, LLC, our Manager, as well as our directors. The Code of Conduct is available in the Corporate Governance link on the Investor Relations page of our website at http://investors.jernigancapital.com. We intend to post amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) at this location on our website.

What role does the Board of Directors play in risk management?

Both the Board of Directors as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board of Directors regularly reviews, with our executive officers, our Manager, and outside advisors, information regarding our strategy and key areas of the company including operations, finance, legal and regulatory, as well as the risks associated with each. Our executive officers and appropriate personnel of our Manager as well as outside advisors also periodically meet with each committee and make representations associated with the risks relevant to the respective committee’s area of focus. The Compensation Committee is responsible for overseeing the management of risks relating to any executive compensation plan and reviewing the risks associated with our overall compensation practices. The Audit Committee oversees risks associated with financial matters such as accounting, internal controls over financial reporting, tax (including REIT compliance), fraud and cyber security assessment and financial policies. The Nominating and Corporate Governance Committee manages risks associated with corporate governance policies, the independence of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board of Directors is regularly informed through committee reports about such risks.

What is the role of the Compensation Committee?

Scope of Authority.  We are an externally managed REIT, and all of our executive officers and employees are currently employees of JCap Advisors, LLC, our Manager. Under our Management Agreement with our Manager, our Manager receives a base management fee equal to 1.5% per annum of our stockholders’ equity plus incentive fees equal to 20% of the excess of our adjusted earnings over an 8% return on our paid-in capital. We also reimburse all expenses incurred by the Manager for our benefit, including compensation paid to all employees except the salary and cash bonuses of our CEO and CFO, and $150,000 of the salary of our President and Chief Operating Officer.

Notwithstanding that we are an externally-managed REIT and we do not reimburse our Manager for the salary and bonus compensation of our CEO and our CFO and $150,000 of the salary of our President and Chief Operating Officer, our Manager nevertheless informs the Compensation Committee and allows the Compensation Committee to have input into the elements of compensation of those officers whose compensation is absorbed by our Manager. Moreover, the Compensation Committee is responsible for reviewing and approving our stock-based compensation plans and awards for executive officers pursuant to such plans.

Our Manager has sought and obtained the approval of our Compensation Committee of the employment agreements with the Manager and compensation levels for Mr. Good, William C. Drummond (our Senior Vice President, Chief Financial Officer and Treasurer) and William H. Mathieu (our Corporate Secretary and the General Counsel of our Manager). We anticipate that our Manager will continue to seek approval from the Compensation Committee prior to making material adjustments in the cash compensation of the executive officers of our Manager.

The Compensation Committee’s charter can be found in the Governance Documents section in the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. The Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the charter to our Board of Directors for approval.

The Compensation Committee consists of Messrs. Decker, Dondero and Silver, and Dr. Thie, each of whom is an independent director as affirmatively determined by our Board of Directors. Our Board of

Directors consults with our General Counsel to ensure that our Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

The Compensation Committee may form and delegate authority to sub-committees or, to the extent permitted under applicable laws, regulations and NYSE rules, to any other independent director or committee comprised entirely of independent directors. The Compensation Committee may consult with or obtain input from management, but, except as expressly provided in its charter, shall not delegate any of its responsibilities to management.

Mr. Decker, as chairman of the Compensation Committee, is responsible for setting the agenda for meetings. The Compensation Committee may form and delegate any of its responsibilities to a subcommittee comprised of two or more members of the Compensation Committee. To date, the Compensation Committee has formed no such subcommittees and made no such delegation of its responsibilities.

Roles of Executives in Establishing Compensation.   While Mr. Jernigan, our CEO, and Mr. Good, our President, do participate in general meetings of the Compensation Committee, they do not participate in executive sessions nor do they participate in any discussions regarding their own compensation. Annually, upon request from the Compensation Committee, Messrs. Jernigan and Good provide the Compensation Committee with data pertinent to their and the CFO’s compensation. This information may from time-to-time include peer executive compensation levels, achievement of individual performance objectives or data pertinent to any annual base salary increase. The Compensation Committee utilizes this information, along with input from committee members and, at times, outside consultants in providing input to our Manager regarding the compensation levels of our executive officers. Messrs. Jernigan and Good also provide data pertinent to the terms of our stock-based compensation plans to the Compensation Committee, upon their request. At the end of any incentive or bonus plan measurement period, Messrs. Jernigan and Good, along with Corporate Secretary and General Counsel, prepare and present to the Compensation Committee the preliminary results of the plan for the committee’s review and, if necessary, further evaluation and/or adjustment. All stock-based compensation plans are ultimately developed and adopted by the Compensation Committee.

Use of Compensation Consultant.   The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at our expense and upon terms established by the Compensation Committee. To date, the Compensation Committee has not engaged a compensation consultant.

Director Compensation

During the fiscal year ended December 31, 2016, annual retainers for our independent directors (excluding Mr. Dondero, who receives no compensation for his service on our Board of Directors) were based on the following schedule:

Annual Base Board of Directors Retainer	Annual Audit Committee Chair Additional Retainer
$18,750	$7,500

Each independent director who is elected by the holders of our common stock receives the annual base retainer for his services in cash in quarterly installments in conjunction with quarterly meetings of the Board of Directors, which annual base retainer is pro-rated for partial years. In addition to the annual retainers, each independent director received an annual equity award of unrestricted shares of our common stock with an aggregate value of approximately $50,000 under our 2015 Equity Incentive Plan. We also reimburse all of our directors (including Messrs. Good and Jernigan) for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Messrs. Jernigan and Good do not receive any additional compensation for serving on our Board of Directors.

Each independent director who is elected by the holders of our Series A Preferred Stock is not entitled to compensation for service as a director, but is entitled to reimbursement for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

During 2017, we anticipate that the Compensation Committee of our Board will continue to study director compensation and adjust the compensation of our directors to reflect the market for director compensation of directors of small capitalization public companies.

Director Compensation Table

The following table provides information on the compensation of our independent directors for the fiscal year ended December 31, 2016, other than Messrs. Jernigan and Good, who received no separate compensation for their service as directors. For information related to the compensation of Messrs. Jernigan and Good, please refer to “Compensation of Executive Officers — Summary Compensation Table.”

Name	Fees Paid In Cash		Stock Awards(2)	All Other Compensation(3)	Total
Mark O. Decker	$18,750		$50,011	$2,917	$71,678
James D. Dondero*	—		—	—	—
Sam J. Jenkins	12,500		50,011	2,917	65,428
Howard A. Silver	26,250	(1)	50,011	2,917	79,178
Dr. Harry J. Thie	18,750		50,011	2,917	71,678

(1)	In addition to his $18,750 cash retainer, Mr. Silver received an additional cash retainer of $7,500 for his service as the Chairman of the Audit Committee.
(2)	Represents the grant date fair value of $13.95 per share on May 20, 2016, resulting in 3,585 shares of unrestricted stock issued to Messrs. Decker, Jenkins, Silver and Dr. Thie.
(3)	Represents dividends on unvested restricted stock awards.
*	James D. Dondero receives no compensation for his position on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board are Messrs. Decker (Chairman), Dondero and Silver and Dr. Thie, each of whom is an independent director. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee. Accordingly, during the fiscal year ended December 31, 2016, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

We have adopted a Code of Conduct, which specifies our policy relating to conflicts of interest. The Code of Conduct states that a “conflict of interest” occurs when an individual’s private interests interfere or appear to interfere with the interests of the company as a whole. Under the Code of Conduct, an employee who becomes aware of any situation or transaction involving an actual or potential conflict of interest must report it to the Chairman of the Board of Directors. The Chairman’s determination as to whether a conflict exists or is harmful will be conclusive. Waivers for executive officers or directors can only be made by the Board or an authorized committee of the Board. The Board has delegated to the Audit Committee the authority to waive provisions of the Code of Conduct. The Nominating and Corporate Governance Committee, as well as the full Board of Directors, reviews the independence and qualifications of each Director and Director nominee, considers questions of possible conflicts of interest between Board members or management and the Company and its subsidiaries, and monitors all other activities of Board members and management that could interfere with such individual’s duties to the Company. All transactions involving related parties must be approved by the Audit Committee.

Related Party Transactions

Stock Purchase Agreement with Highland.  On July 27, 2016 (the “Effective Date”), the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with accounts managed by NexPoint Advisors, L.P. (“NexPoint”), an affiliate of Highland Capital Management, L.P. (“Highland” and, together with NexPoint, the “Buyers”) relating to the issuance and sale, from time to time until the second anniversary of the Effective Date (such period, the “Commitment Period”), of up to $100 million in shares of the Company’s newly designated Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), at a price of $1,000 per share (the “Liquidation Value”) (subject to a minimum amount of $50 million of Series A Preferred Stock to be issued and sold by the Company on or prior to the expiration of the Commitment Period), which may be increased at the Company’s request up to $125 million. The sale of shares of Series A Preferred Stock pursuant to the Purchase Agreement may occur from time to time, in minimum monthly increments of $5 million, maximum monthly increments of $15 million and maximum increments of $35 million over any rolling three month period, all to be completed during the Commitment Period.

On October 4, 2016, the Company issued 10,000 restricted shares of Series A Preferred Stock to the Buyers and received $10.0 million in proceeds pursuant to the terms of the Purchase Agreement. James Dondero, a director of the Company, is the chairman of the Board of Directors and President of NexPoint Residential Trust, Inc. (“NXRT”) and has served as a member of the Board of Directors of NXRT since May 2015. Mr. Dondero is also the co-founder and president of Highland, founder and president of NexPoint and chairman of NexBank SSB (“NexBank”), an affiliated bank. Highland, NexPoint and NexBank are all affiliates of NXRT, and NexPoint is the preferred representative of the Buyers under the Purchase Agreement.

Management Agreement with Manager.  On April 1, 2015, the Company entered into a management agreement with its Manager, which was amended and restated on May 23, 2016 and approved by a unanimous vote of the Nominating and Corporate Governance Committee of the Company’s Board of Directors, which consists solely of independent directors (the “Management Agreement”). Pursuant to the terms of the Management Agreement, the Manager will be responsible for (a) the Company’s day-to-day operations, (b) determining investment criteria and strategy in conjunction with the Company’s Board of Directors, (c) sourcing, analyzing, originating, underwriting, structuring, and acquiring the Company’s portfolio investments, and (d) performing portfolio management duties. The Manager has an Investment Committee that approves investments in accordance with the Company’s investment guidelines, investment strategy, and financing strategy.

The Management Agreement modifies certain procedures with respect to the future internalization of the Manager (as described in the Management Agreement, an “Internalization Transaction”).

Under the Management Agreement, if an Internalization Transaction has not occurred prior to March 31, 2023, the last day of the last renewal term, then the Manager and the Company shall consummate an Internalization Transaction to be effective as of that date and all assets of the Manager (or, alternatively, all of the equity interests in the Manager) shall be conveyed to and acquired by the Operating Company in exchange for the Internalization Price (as described herein). At such time, all employees of the Manager shall become employees of the Operating Company and the Manager shall discontinue all business activities. Unlike an Internalization Transaction that occurs prior to the end of the final renewal term of the Management Agreement, an Internalization Transaction that occurs at the end of the final renewal term shall not require a fairness opinion, the approval of a special committee of the Company’s Board of Directors or the approval of the Company’s stockholders.

The “Internalization Price” payable in the event of an Internalization Transaction at the end of the last renewal term shall be equal to the Termination Fee (as defined below) and the Board of Directors of the Company has no discretion to change such Internalization Price or the conditions applicable to its payment.

The Internalization Price paid to the Manager in any Internalization Transaction will be payable by the Operating Company in the number of units of limited liability company interests (“OC Units”) of the Operating Company equal to the Internalization Price, divided by the volume-weighted average of the closing market price of the common stock of the Company for the ten consecutive trading days immediately preceding the date with respect to which value must be determined. However, if the common stock of the Company is not traded on a national securities exchange at the time of closing of any Internalization Transaction, then the number of OC Units shall be determined by agreement between the Board of Directors of the Company and the Manager or, in the absence of such agreement, the Internalization Price shall be paid in cash.

The initial term of the Management Agreement will be five years, with up to a maximum of three, one-year extensions that end on the applicable anniversary of the completion of the Company’s offering. The Company’s independent directors will review the Manager’s performance annually. Following the initial term, the Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of the Company’s independent directors based upon: (a) the Manager’s unsatisfactory performance that is materially detrimental to the Company; or (b) the Company’s determination that the management fees payable to the Manager are not fair, subject to the Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees agreed to by at least two-thirds of the independent directors. The Company will provide its Manager with 180 days’ prior notice of such a termination. Upon such a termination, the Company will pay the Manager a Termination Fee except as provided below.

No later than 180 days prior to the end of the initial term of the Management Agreement, the Manager will offer to contribute to the Company’s Operating Company at the end of the initial term all of the assets or equity interests in the Manager at the internalization price and on such terms and conditions included in a written offer provided by the Manager.

Upon receipt of the Manager’s initial internalization offer, a special committee consisting solely of the Company’s independent directors may accept the Manager’s proposal or submit a counter offer to the Manager. If the Manager and the special committee are unable to agree, the Manager and the special committee will repeat this process annually during the term of any extension of the Management Agreement. Acquisition of the Manager pursuant to this process requires a fairness opinion from a nationally recognized investment banking firm and stockholder approval, in addition to approval by the special committee. As described above, if an Internalization Transaction has not occurred prior to March 31, 2023, the last day of the last renewal term, then the Manager and the Company shall consummate an Internalization Transaction to be effective as of that date, and such Internalization Transaction shall not require a fairness opinion, the approval of a special committee of the Company’s Board of Directors or the approval of the Company’s stockholders.

If the Management Agreement terminates other than for Cause, voluntary non-renewal by the Manager or the Company being required to register as an investment company under the Investment Company Act of 1940, then the Company shall pay to the Manager, on the date on which such termination is effective, a Termination Fee equal to the greater of (i) three times the sum of the average annual Base Management Fee and Incentive Fee earned by the Manager during the 24-month period prior to such termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, or (ii) the offer price, which will be based on the lesser of (a) the Manager’s earnings before interest, taxes, depreciation and amortization (adjusted for unusual, extraordinary and non-recurring charges and expenses), or “EBITDA” annualized based on the most recent quarter ended, multiplied by a specific multiple, or EBITDA Multiple, depending on the Company’s achieved total annual return, and (b) the Company’s equity market capitalization multiplied by a specific percentage, or Capitalization Percentage, depending on the Company’s achieved total return (the Internalization Price). Any Termination Fee will be payable by the Operating Company in cash.

The Company also may terminate the Management Agreement at any time, including during the initial term, without the payment of any Termination Fee, with 30 days’ prior written notice from the Board of Directors, for cause. “Cause” is defined as: (i) the Manager’s continued breach of any material provision of the Management Agreement following a prescribed period; (ii) the occurrence of certain events with respect to the bankruptcy or insolvency of the Manager; (iii) a change of control of the Manager that a majority of the Company’s independent directors determines is materially detrimental to the Company; (iv) the Manager committing fraud against the Company, misappropriating or embezzling the Company’s funds, or acting grossly negligent in the performance of its duties under the Management Agreement; (v) the dissolution of the Manager; (vi) the Manager fails to provide adequate or appropriate personnel that are reasonably necessary for the Manager to identify investment opportunities for the Company and to manage and develop the Company’s investment portfolio if such default continues uncured for a period of 60 days after written notice thereof, which notice must contain a request that the same be remedied; (vii) the Manager is convicted (including a plea of nolo contendere) of a felony; or (viii) both the current Chief Executive Officer and the current President and Chief Operating Officer are no longer senior executive officers of the Manager or the Company during the term of the Management Agreement other than by reason of death or disability.

The Manager may terminate the Management Agreement if the Company becomes required to register as an investment company under the 1940 Act, with such termination deemed to occur immediately before such event, in which case the Company would not be required to pay the Manager a Termination Fee. The Manager may also decline to renew the Management Agreement by providing the Company with 180 days’ written notice, in which case the Company would not be required to pay a Termination Fee.

The Management Agreement provides for the Manager to earn a base management fee and an incentive fee. In addition, the Company will reimburse certain expenses of the Manager, excluding the salaries and cash bonuses of the Manager’s chief executive officer and chief financial officer, a portion of the salary of the president and chief operating officer, and certain other costs as determined by the Manager in accordance with the Management Agreement. Certain prepaid expenses and fixed assets are also purchased through the Manager and reimbursed by the Company. In the event that the Company terminates the Management Agreement per the terms of the agreement, other than for cause or the Company being required to register as an investment company, there will be a Termination Fee due to the Manager. Amounts reimbursable to the Manager for expenses are included in general and administrative expenses in the Consolidated Statements of Operations and totaled $3.3 million and $2.1 million for the years ended December 31, 2016 and 2015, respectively.

Management Fees

As of December 31, 2016, the Company did not have any personnel. As a result, the Company is relying on the properties, resources and personnel of the Manager to conduct operations. The Company has agreed to pay the Manager a base management fee in an amount equal to 0.375% of the Company’s stockholders’ equity (a 1.5% annual rate) calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s stockholder’s equity means: (a) the sum of (i) the net proceeds from all issuances of the Company’s equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (ii) the Company’s retained earnings at the end of the most recently completed fiscal quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods); less (b) any amount that the Company pays to repurchase the Company’s common stock since inception, provided that if the Company’s retained earnings are in a net deficit position (following any required adjustments set forth below), then retained earnings shall not be included in stockholders’ equity. It also excludes (x) any unrealized gains and losses and other non-cash items that have impacted stockholders’ equity as reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States, or GAAP, and (y) one-time events pursuant to changes in GAAP (such as a cumulative change to the Company’s operating results as a result of a codification change pursuant to GAAP), and certain non-cash items not otherwise described above (such as depreciation and amortization), in each case after discussions between the Company’s Manager and the Company’s independent directors and approval by a majority of the Company’s independent directors. As a result, the Company’s stockholders’ equity, for purposes of calculating the base management fee, could be greater or less than the amount of stockholders’ equity shown on the Company’s financial statements. The base management fee is payable independent of the performance of the Company’s portfolio. The Manager computes the base management fee within 30 days after the end of the fiscal quarter with respect to which such installment is payable and promptly delivers such calculation to the Company’s Board of Directors. The amount of the installment shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. The calculation generally will be reviewed by the Board of Directors at their regularly scheduled quarterly board meeting. The base management fee was $1.7 million and $1.2 million for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company had outstanding fees due to Manager of $1.0 million and $0.7 million, respectively, consisting of the management fees payable and certain general and administrative fees payable.

Incentive Fee

The Manager is entitled to an incentive fee with respect to each fiscal quarter (or part thereof that the Management Agreement is in effect) in arrears in cash. The incentive fee will be an amount, not less than zero, determined pursuant to the following formula:

IF = .20 times (A minus (B times .08)) minus C

In the foregoing formula:

•	A equals the Company’s Core Earnings (as defined below) for the previous 12-month period;
•	B equals (i) the weighted average of the issue price per share of the Company’s common stock of all of its public offerings of common stock, multiplied by (ii) the weighted average number of all shares of common stock outstanding (including (i) any restricted stock units and any restricted shares of common stock in the previous 12-month period and (ii) shares of common stock issuable upon conversion of outstanding OC Units); and
•	C equals the sum of any incentive fees earned by the Manager with respect to the first three fiscal quarters of such previous 12-month period.

Notwithstanding application of the incentive fee formula, no incentive fee shall be paid with respect to any fiscal quarter unless cumulative annual stockholder total return for the four most recently completed fiscal quarters is greater than 8%. Any computed incentive fee earned but not paid because of the foregoing hurdle will accrue until such 8% cumulative annual stockholder total return is achieved. The total return is calculated by adding stock price appreciation (based on the volume-weighted average of the closing price of the Company’s common stock on the NYSE (or other applicable trading market) for the last ten consecutive trading days of the applicable computation period minus the volume-weighted average of the closing market price of the Company’s common stock for the last 10 consecutive trading days of the period immediately preceding the applicable computation period) plus dividends per share paid during such computation period, divided by the volume-weighted average of the closing market price of the Company’s common stock for the last 10 consecutive trading days of the period immediately preceding the applicable computation period. For purposes of computing the Incentive Fee, “Core Earnings” is defined as net income (loss) determined under GAAP, plus non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that the Company forecloses on any facilities underlying the Company’s target investments), any unrealized losses or other non-cash expense items reflected in GAAP net income (loss), less any unrealized gains reflected in GAAP net income. The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and the Company’s independent directors and after approval by a majority of the independent directors.

For purposes of calculating the incentive fee prior to the completion of a 12-month period following this offering, Core Earnings is calculated on the basis of the number of days that the Management Agreement has been in effect on an annualized basis.

The Manager computes each quarterly installment of the incentive fee within 45 days after the end of the fiscal quarter with respect to which such installment is payable and promptly delivers such calculation to the Company’s Board of Directors. The amount of the installment shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. The calculation generally will be reviewed by the Board of Directors at their regularly scheduled quarterly board meeting. As of December 31, 2016, the Manager has not earned an incentive fee.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

Common Stock

The number of shares of our common stock owned and percentage ownership in the following table is based on 8,956,354 shares of common stock outstanding on December 31, 2016. The following table sets forth information as of December 31, 2016, regarding each person known to us to be the beneficial owner of more than five percent of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Heartland Advisors, Inc.(1) 789 N. Water St. Milwaukee, WI 53202	573,025	6.7%
W1 Capital, LLC(2) 1325 N. Venetian Way Miami Beach, FL 33139	465,409	5.2%

(1)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner on February 2, 2017. The Schedule 13G indicates that the entity has shared power to vote or direct the vote for 545,125 shares.
(2)	The indicated ownership is based solely on a Form 4 filed with the SEC by Mr. Jernigan on December 13, 2016. The Form 4 indicates that the owner is a limited liability company controlled by Mr. Jernigan’s wife. The owner has sole power to vote or to direct the vote for 465,409 shares.

Series A Preferred Stock

The number of shares of our Series A Preferred Stock owned and percentage ownership in the following table is based on 10,000 shares of Series A Preferred Stock outstanding on December 31, 2016. The following table sets forth information as of December 31, 2016, regarding each person known to us to be the beneficial owner of more than five percent of our Series A Preferred Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
NexPoint Real Estate Capital, LLC 300 Crescent Court, Suite 700 Dallas, TX 75201	7,670	76.7%
NexPoint Real Estate Opportunities, LLC 300 Crescent Court, Suite 700 Dallas, TX 75201	2,330	23.3%

Security Ownership of Management and Directors

The number of shares of common stock owned and percentage ownership in the following table is based on 8,997,707 shares of common stock outstanding on March 13, 2017. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, we believe that the persons identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The following table sets forth the beneficial ownership of our common stock as of March 1, 2017 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group as of March 1, 2017. Except as otherwise indicated, the address of each officer, director and/or nominee listed below is c/o Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Dean Jernigan**	42,088	(1)	0.47%
John A. Good **	177,778	(2)	1.98%
Mark O. Decker*	10,285	(3)	0.11%
James Dondero*	0	(4)	0%
Howard A. Silver*	11,085	(5)	0.12%
Dr. Harry J. Thie*	14,485	(6)	0.16%
William C. Drummond***	30,312	(7)	0.34%
All Directors, Nominees and Executive Officers as a group (7 Persons)	286,033		3.18%

*	Director Nominee
**	Director Nominee and Executive Officer
***	Executive Officer
(1)	Shares owned directly by Mr. Jernigan. Does not include 465,409 shares of common stock owned by W1 Capital, LLC, a limited liability company owned and controlled by Kristi Jernigan, Mr. Jernigan’s wife. Mr. Jernigan disclaims beneficial ownership of all shares owned by W1 Capital, LLC.
(2)	Includes 80,000 shares of unvested restricted common stock.
(3)	Includes 1,667 shares of unvested restricted common stock.
(4)	Shares owned directly by Mr. Dondero. Does not include 256,279 shares of common stock owned by Highland Capital Management Fund Advisors, LP, a limited partnership owned and controlled by Mr. Dondero. Mr. Dondero is also the founder and president of NexPoint Advisors, L.P, which is the entity that manages the holders of our Series A Preferred Stock.
(5)	Includes 1,667 shares of unvested restricted common stock.
(6)	Includes 1,667 shares of unvested restricted common stock.
(7)	Includes 16,667 shares of unvested restricted common stock.

ADDITIONAL EXECUTIVE OFFICERS

In addition to Messrs. Jernigan and Good, who are director nominees, the following individual also served as an executive officer of the Company in 2016:

WILLIAM C. DRUMMOND

Mr. Drummond, age 63, is our Senior Vice President, Chief Financial Officer and Treasurer, positions he has held since August 2015. Prior to joining the Company, Mr. Drummond was a principal with The Marston Group, a Memphis-based accounting and consulting firm, where he led the firm’s audit and transaction advisory practices. Prior to that, from 1975 through 2012, Mr. Drummond was a certified public accountant at Ernst & Young, including 26 years as an audit partner and 7 years as the managing partner of the Memphis office. During his time at Ernst & Young, Mr. Drummond was the audit partner for over 15 public company clients. Mr. Drummond also serves as Chief Financial Officer of our Manager. Mr. Drummond graduated with a BBA in Accounting from the University of Mississippi.

COMPENSATION OF EXECUTIVE OFFICERS

Overview

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

The compensation of Messrs. Jernigan, Good and Drummond identified in our Summary Compensation Table, whom we refer to as named executive officers (“NEOs”), consists of a combination of base salary, bonuses, other benefits and equity-based compensation.

We are an externally managed REIT, and all personnel who provide services to us are currently employees of our Manager, JCAP Advisors, LLC, and are compensated by our Manager. Our Manager currently employs Mr. Jernigan, our Chief Executive Officer, Mr. Good, our President and Chief Operating Officer and Mr. Drummond, our Senior Vice President and Chief Financial Officer. Messrs. Jernigan, Good, and Drummond would be our named executive officers if all were compensated directly by us. Both Messrs. Good and Drummond are parties to executive employment agreements with our Manager pursuant to which they are paid a base salary and, in respect of Mr. Drummond, a cash bonus stated as a target percentage of base salary. Mr. Jernigan is the controlling member of our Manager, but does not draw a salary or bonus from our Manager, and instead receives periodic distributions of his share of the profits (and bears a share of any losses) of the Manager.

Under our Management Agreement with our Manager, our Manager receives a base management fee equal to 1.5% per annum of our stockholders’ equity plus incentive fees equal to 20% of the excess of our adjusted earnings over an 8% return on our paid-in capital. In addition, the Management Agreement requires that we reimburse to our Manager all expenses incurred by the Manager for our benefit, including compensation paid to all employees except the salary and cash bonuses of our Chief Executive Officer and Chief Financial Officer and $150,000 of the salary of our President and Chief Operating Officer. Disclosure of these compensation arrangements and their impact on us are set forth in the Summary Compensation Table below and accompanying footnotes.

Summary Compensation Table

The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, by Jernigan Capital, Inc. and its Manager, JCap Advisors, LLC, to our NEOs in the fiscal years ended December 31, 2016 and 2015:

Name and Principal Position	Year	Salary		Bonus		Stock Awards(6)	All Other Compensation(7)	Total
Dean Jernigan(1) Chairman and Chief Executive Officer	2016	—		—		—	$22,006	$22,006
	2015	—		—		—	$22,271	$22,271
John A. Good(1)(2) President and Chief Operating Officer	2016	$350,000		$100,000		—	$151,853	$601,853
	2015	$166,154	(4)	—		$2,074,000	$81,425	$2,321,579
William C. Drummond(1)(3) Senior Vice President, Chief Financial Officer and Treasurer	2016	$228,375		$0		—	$35,750	$264,125
	2015	$90,000	(4)	$67,500	(5)	$453,000	$8,750	$619,250

(1)	Mr. Jernigan is the Chief Executive Officer and the sole member of the Board of Managers of JCAP Advisors, LLC, our Manager. Under our Management Agreement with the Manager, we are not required to reimburse the Manager for any amount of salary or bonus paid by the Manager to Mr. Jernigan. During 2016 and 2015, Mr. Jernigan was not paid a salary or bonus by the Manager. Mr. Jernigan has a 51.0% interest in operating cash flows of the Manager, and members of his family collectively have a 48.0% interest in operating cash flows of the Manager. Mr. Good, our President and Chief Operating Officer, has a 1.0% profits interest in the Manager. In the event of an Internalization or Advisory Termination Event as defined in the Management Agreement between the Company and the Manager, Mr. Good will have a 10.0% interest in the proceeds from such event, and the interests of Mr. Jernigan and his family members in the proceeds from such event will be proportionately decreased. During 2016, the Manager earned $1.7 million in Management Fees. Of that amount, the Manager paid a portion of Mr. Good’s salary ($150,000) and all of Mr. Drummond’s salary and bonus ($228,375) for an aggregate of $378,375.
(2)	Mr. Good is the President and Chief Operating Officer of the Company with an annual salary of $400,000. The Manager receives a reimbursement from us of $150,000 of Mr. Good’s salary. During 2016, the amount of such reimbursement paid by us to the Manager was $150,000.
(3)	Mr. Drummond is the Senior Vice President, Chief Financial Officer and Treasurer of the Company with an annual salary of $228,375 and a target bonus of 75% of base salary. 100% of Mr. Drummond’s salary and bonus is paid by the Manager and not reimbursed by us.
(4)	The amounts presented represent a pro rata portion of the annual base salaries of Messrs. Good ($300,000) and Drummond ($225,000) based on their respective employment dates.
(5)	The amounts presented represent a pro rata portion of the target bonus of Mr. Drummond based on the number of days he was employed by the Manager.
(6)	Amounts presented represent the grant date fair value of the shares granted to each individual times the number of shares granted on such date.
(7)	Other compensation for each named executive officer is described in the following table. All group insurance premiums were incurred by the Manager and fully reimbursed to the Manager by us.

Name	Year	Group Insurance Premiums	401(k)	Dividends on Unvested Restricted Stock	Total
Dean Jernigan	2016	$22,006	—	—	$22,006
	2015	$22,271	—	—	$22,271
John A. Good	2016	$20,946	$4,907	$126,000	$151,853
	2015	$11,425	—	$70,000	$81,425
William C. Drummond	2016	$480	$3,187	$32,083	$35,750
	2015	—	—	$8,750	$8,750

2017 Compensation

For the fiscal year ending December 31, 2017, the employment agreements for Messrs. Good and Drummond provide for base salaries of $400,000 and $231,750, respectively. The Manager has set performance goals for the Manager’s senior management team consisting primarily of personal goals, inasmuch as we expect to remain in ramp-up mode throughout much of 2017. Upon attainment of personal goals, Mr. Drummond can earn a targeted bonus of $173,813.

Outstanding Equity Awards at Fiscal Year-End December 31, 2016

The following table presents information about our NEO’s outstanding equity awards as of December 31, 2016.

Name	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)
Dean Jernigan	—	$—
John A. Good	80,000	1,684,000
William C. Drummond	16,667	350,840

(1)	Represents restricted shares of common stock granted under our 2015 Equity Incentive Plan for 2015 and 2016 bonus awards. For Mr. Jernigan, 0 shares vested in 2016. For Mr. Good, 20,000 shares vested on June 15, 2016 and 20,000 shares will vest on each of June 15, 2017, 2018, 2019 and 2020. For Mr. Drummond, 8,333 shares vested on August 11, 2016, 8,333 shares will vest on August 11, 2017 and 8,334 shares will vest on August 11, 2018.
(2)	Market value of shares reflects the number of shares multiplied by $21.05 per share, which was the closing price of our common stock on the New York Stock Exchange on December 31, 2016.

Employment Agreements

On the dates that each of Messrs. Good and Drummond began employment with our Manager, each individual and the Manager entered into an employment agreement. Mr. Good’s employment agreement has a five year term, and the employment agreement with Mr. Drummond has a three year term. All of the employment agreements expire at the end of their initial terms.

The employment agreements provide that, if the executive’s employment is terminated:

•	by us for “cause,” by the executive without “good reason,” as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then we shall pay the executive all accrued but unpaid wages through the termination date and all approved, but unreimbursed, business expenses;
•	by us without “cause” or by the executive for “good reason,” then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all approved, but unreimbursed, business expenses; and (iii) a separation payment equal to the sum of three times (3x) for Mr. Good and two times (2x) for Mr. Drummond of their (A) then-current base salary, (B) average annual bonus for the two annual bonus periods completed prior to termination (or target bonus for any fiscal year not yet completed, with such separation payment being payable in equal installments over a period of 12 months following such termination;
•	due to the executive’s death or “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; and (ii) all approved, but unreimbursed, business expenses.

Additionally, if the executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” all of the executive’s outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof (except vesting may be delayed to qualify as performance-based compensation for purposes of Section 162(m) of the Code).

The executive’s right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.

In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter, which include the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of any independent registered public accounting firm engaged by the Company, the Company’s internal audit function, and the performance of any independent registered public accounting firm.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements and reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee has reviewed with management its plans for implementation of the Company’s internal audit function, which were put in place in April, 2016, as required by applicable NYSE requirements.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management. In addition, the Audit Committee has discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Grant Thornton LLP their independence from the company and its management.

The Audit Committee has discussed with management and the independent registered public accountants such other matters and received such assurances from them as they deemed appropriate.

As a result of its review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Howard A. Silver (Chairman)
Mark O. Decker
Dr. Harry J. Thie

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Grant Thornton LLP, our independent registered public accounting firm by management agreement effective March 31, 2016, for the years ended December 31, 2016 and 2015. Audit related fees consist of services rendered relating to a comfort letter. Tax fees consist of services performed and expenses incurred relating to tax return preparation and compliance.

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2016	$359,791	$—	$—	$—	$359,791
2015	$246,953	$25,875	$15,520	$—	$288,348

The Audit Committee pre-approved all services provided by our independent registered public accounting firm for 2016 and 2015.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve through a separate pre-approval by the Audit Committee any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. In addition, the Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee on or before its next scheduled meeting.

PROPOSAL NO. 2
APPROVAL OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Amended and Restated 2015 Equity Incentive Plan (the “Amended Equity Incentive Plan”), which was adopted, subject to stockholder approval, by the Board in February 2017. The Amended Equity Incentive Plan reflects the following amendments to the Company’s 2015 Equity Incentive Plan (the “Equity Incentive Plan”), which are subject to stockholder approval:

Increase in Aggregate Share Limit.  The Amended Equity Incentive Plan authorizes a 170,000 share increase in the number of shares our common stock available for award grants under the Equity Incentive Plan to an aggregate of 370,000 shares. Currently, 175,173 of such shares have been granted to and vested in our executive officers and non-employee directors, with 120,001 of such shares yet to vest. The 370,000 shares represent approximately 4.0% of the combined total of the outstanding shares of our common stock and units of limited liability company interest (“OC units”) of Jernigan Capital Operating Company, LLC, the Company’s operating company subsidiary (the “Operating Company”), as of March 13, 2017.

Extension of Term.   The last day of the term of the Amended Equity Incentive Plan would be extended from March 12, 2025 to May 2, 2027, the day before the tenth anniversary of the Annual Meeting.

Stockholder approval of the Plan is also being sought to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), so that we may grant awards that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m). Approval of this proposal will constitute stockholder approval for this purpose. Section 162(m) places a limit of $1 million on the amount a publicly-traded corporation may deduct in any one year for compensation paid to its chief executive officer and certain other of its most highly compensated executive officers. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards to qualify for this exception, shareholders must approve the material terms of the plan under which the awards are paid. For this purpose, the material terms of the plan include (i) the plan’s eligibility provisions, (ii) a description of the business criteria on which the performance goals are based, and (iii) the maximum amount of compensation that can be paid to any one person under the plan during a specified period. This information is provided in the description of the plan below. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify and we may choose to grant awards that do not qualify for the performance-based compensation exemption. As such, there can be no assurance that any compensation awarded or paid under the plan will be deductible under all circumstances.

Background of the Plan

Our Board of Directors adopted, and our initial stockholder approved, our Equity Incentive Plan for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The Equity Incentive Plan provides for the grant of stock options, share awards (including restricted stock and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OC units.

The Equity Incentive Plan, which was adopted at the time of our initial public offering on April 1, 2015, provided that the number of shares of our common stock that could be issued pursuant to awards under the Equity Incentive Plan was equal to 200,000. As of March 13, 2017, an aggregate of 175,173 shares have been issued pursuant to the Equity Incentive Plan, after giving effect to forfeitures of shares to the Company that remain available for future awards, leaving only 24,827 shares of our common stock are available for future issuance pursuant to awards under the Equity Incentive Plan (not counting the 170,000 share increase being sought in this proposal).

Discussion of the Increase in Aggregate Share Limit

The Board approved the additional share authority requested under the Amended Equity Incentive Plan based on its belief that the number of shares currently available under the Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. In light of the continued growth of the Company’s investment portfolio, the Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to assist the Manager in obtaining the quality employees it needs to move our business forward.

The Compensation Committee (which administers the Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward employees of the Manager whose contributions are critical to the long-term success of the Company. The Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31, 2019.

The Compensation Committee believes that the additional shares are necessary for the Company to offer a competitive equity incentive program. The Equity Incentive Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current employees of the Manager. If stockholders do not approve the proposed increase in shares authorized under the plan, the Company and the Manager likely will be precluded from successfully attracting and retaining the best possible talent.

Discussion of the Plan Terms

The complete text of the Amended Equity Incentive Plan is set forth as Appendix A hereto. The following is a summary of the material features of the Equity Incentive Plan and is qualified in its entirety by reference to Appendix A. A marked copy of the Amended Equity Incentive Plan that shows the changes to the Equity Incentive Plan is set forth as Appendix B hereto. For ease of reference, the marked copy of the Amended Equity Incentive Plan shows the deleted text in strikethrough format and added text underlined.

The Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units (“LTIP units”), performance awards, annual incentive cash awards and other equity-based awards. LTIP units are intended to be profits interests in the Operating Company.

Administration of Our Equity Incentive Plan.   Our Equity Incentive Plan is administered by our Compensation Committee. Each member of our Compensation Committee that administers our Equity Incentive Plan is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “independent” within the meaning of the NYSE listing rules and the rules and regulations of the SEC. Our Compensation Committee determines eligibility for and designates participants of our Equity Incentive Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award (including the exercise price), and makes other determinations and interpretations as provided in our Equity Incentive Plan. All decisions and interpretations made by our Compensation Committee with respect to our Equity Incentive Plan are binding on us and participants. During any period of time in which we do not have a Compensation Committee, our Equity Incentive Plan will be administered by our Board of Directors or another committee appointed by our Board of Directors. References below to our Compensation Committee include a reference to our Board of Directors or another committee appointed by our Board of Directors for those periods in which our Board of Directors or such other committee is acting.

Eligible Participants.   All of our employees and the employees of our subsidiaries and affiliates, including Jernigan Capital Operating Company, LLC (our “Operating Company”) and our Manager, are eligible to receive awards under our Equity Incentive Plan. In addition, our non-employee directors, consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under our Equity Incentive Plan. Incentive stock options, however, are only available to our employees. As of March 13, 2017, two of our executive officer employees and the employees of our subsidiaries and affiliates, including our Operating Company and our Manager, are eligible to receive awards under our Equity Incentive

Plan, two of our non-executive officer employees and the employees of our subsidiaries and affiliates, including our Operating Company and our Manager, are eligible to receive awards under the Equity Incentive Plan, three current, non-employee directors are eligible to receive awards under the Equity Incentive Plan, and zero consultants and advisors are eligible to receive awards under the Equity Incentive Plan.

As of March 13, 2017 John A. Good had awards respecting 80,000 shares, and William C. Drummond had had awards respecting 16,667 shares, that had not yet vested under the Equity Incentive Plan. All current executive officers as a group had 96,667 shares that have not yet vested under the Equity Incentive Plan. All current non-executive officers as a group had 18,333 shares that have not yet vested under the Equity Incentive Plan. All current directors who are not executive officers, each of whom is a nominee for election as a director, as a group had awards respecting 5,001 shares that had not yet vested under the Equity Incentive Plan. No associates of such directors, executive officers or nominees have received options under the Equity Incentive Plan. All employees and directors as a group had awards, both vested and unvested, respecting 175,173 shares under the Equity Incentive Plan. The closing price of the Company’s Common Stock on the NYSE on March 13, 2017 was $22.31.

Share Authorization.   Currently, the maximum aggregate number of shares that may be issued under the Equity Incentive Plan is 200,000 shares. If stockholders approve the Amended Equity Incentive Plan, the maximum aggregate number of shares that may be issued under the Equity incentive plan will be increased by 170,000 shares, for an aggregate of 370,000 shares. In connection with stock splits, distributions, recapitalizations and certain other events, our Board of Directors or Compensation Committee will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under our Equity Incentive Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of our Equity Incentive Plan.

Share Usage.   Shares of common stock that are subject to awards are counted against our Equity Incentive Plan share limit as one share for every one share subject to the award. The number of shares subject to any stock appreciation rights awarded under our Equity Incentive Plan is counted against the aggregate number of shares available for issuance under our Equity Incentive Plan regardless of the number of shares actually issued to settle the stock appreciation right upon exercise.

If any shares of common stock are subject to awards are not purchased or forfeited or expire or other terminate, the number of shares of common stock counted against the aggregate number of shares of common stock available under our Equity Incentive Plan with respect to such award will, to the extent of any such forfeiture, termination or expiration, again be available for making additional awards in the same amount as such shares of common stock were counted against aggregate number of shares available for issuance. The number of shares of common stock available for issuance under the Equity Incentive Plan shall not be increased by (i) any shares of common stock tendered or withheld or surrendered in connection with the purchase of shares of common stock upon exercise of any stock options, (ii) any shares of common stock deducted or delivered from awards in connection with certain of our tax withholding obligations or (iii) any shares of common stock purchased by us with proceeds from option exercises. Each LTIP unit awarded under our Equity Incentive Plan is equivalent to an award of one share under our Equity Incentive Plan, reducing the number of shares available for other equity awards on a one-for-one basis.

Prohibition on Repricing without Stockholder Approval.   The Company may not (a) amend the terms of any outstanding stock option or stock appreciation right to reduce the stop option price or stock appreciation right exercise price; (b) cancel outstanding any stock option or stock appreciation right in exchange for or substitution of stock options or stock appreciation rights with a stock option price or stock appreciation right price that is less than the exercise price of such original stock option or stock appreciation right; (c) cancel outstanding stock options or stock appreciation rights with a stock option price or stock appreciation right price that exceeds the current fair market value of a share of our common stock in exchange for cash or other securities; or (d) take any other action with respect to stock options or stock appreciation rights that would be treated as a repricing under the NYSE or quotation system on which the shares of common stock are principally traded. However, adjustments to the pricing of stock options or stock appreciation rights are permitted in connection with (i) a recapitalization, reclassification, stock split, reverse stock split, spinoff, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company or (ii) a reorganization, merger, or consolidation of the Company with one or more other entities.

Stock Options.   Our Equity Incentive Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by our Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without stockholder approval.

The exercise price for any option is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by us or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Share Awards.   Our Equity Incentive Plan also provides for the grant of share awards, including restricted stock and restricted stock units. A share award is an award of shares of common stock or stock units that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. Restricted stock units are contractual promises to deliver shares of common stock in the future and may be settled in cash, shares, other securities or property (as determined by our Compensation Committee) upon the lapse of restrictions applicable to the award and otherwise in accordance with the award agreement. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares. A participant who receives restricted stock units will have no rights of a stockholder with respect to the restricted stock units but may be granted the right to receive dividend equivalent rights. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares

Stock Appreciation Rights.   Our Equity Incentive Plan authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant.

Performance Awards.   Our Equity Incentive Plan also authorizes our Compensation Committee to grant performance awards. Performance awards represent the participant’s right to receive a compensation amount, based on the value of our common stock, if performance goals established by our Compensation Committee are met. Our Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by our Compensation Committee. If the performance goals are met, performance awards will be paid in cash, shares of common stock or a combination thereof.

Dividend Equivalents.   Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to another award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. Our Compensation Committee will determine the terms of any dividend equivalents.

Other Equity-Based Awards.   Our Compensation Committee may grant other types of equity-based awards under our Equity Incentive Plan, including LTIP units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

LTIP units are a special class of OC units. We will not receive a tax deduction with respect to the grant, vesting or conversion of any LTIP unit. The vesting period for any LTIP units, if any, will be determined at the time of issuance. Each LTIP unit, whether vested or not, will receive the same quarterly per unit profit distribution as the other outstanding OC units, which profit distribution will generally equal the per share distribution on a share of common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our restricted stock awards, which will receive full distributions whether vested or not. Initially, each LTIP unit will have a capital account of zero and, therefore, the holder of the LTIP unit would receive nothing if our Operating Company were liquidated immediately after the LTIP unit is awarded. However, the limited liability company agreement of our Operating Company requires that “book gain” or economic appreciation in our assets realized by our Operating Company, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable regulations promulgated by the U.S. Treasury Department, or Treasury Regulations, be allocated first to LTIP units until the capital account per LTIP unit is equal to the capital account per unit of our Operating Company. The applicable Treasury Regulations provide that assets of our Operating Company may be revalued upon specified events, including upon additional capital contributions by us or other partners of our Operating Company or a later issuance of additional LTIP units. Upon equalization of the capital account of the LTIP unit with the per unit capital account of the OC units and full vesting of the LTIP unit, the LTIP unit will be convertible into an OC unit at any time. There is a risk that a LTIP unit will never become convertible because of insufficient gain realization to equalize capital accounts and, therefore, the value that a grantee will realize for a given number of vested LTIP units may be less than the value of an equal number of shares of common stock.

Recoupment.   Any awards granted pursuant to our Equity Incentive Plan will be subject to repayment to us to the extent provided under the terms of any “clawback” or recoupment policy that we adopt. We reserve the right in any award agreement to cause a forfeiture of the gain realized by a recipient if such recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in our Equity Incentive Plan, applicable award agreement or any other agreement between us or an affiliate and the recipient.

Change in Control.   If we experience a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (1) except for performance awards, all restricted stock, LTIP units and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (2) at our Board of Director’s or Compensation Committee’s discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon completion of the change in control, or all options, stock appreciation rights, restricted stock and restricted stock units will be cashed out before the change in control. In the case of performance awards denominated in shares or LTIP units, if more than half of the performance period has lapsed, the awards will be converted into restricted stock or restricted stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into restricted stock assuming target performance has been achieved.

In summary, a change in control under our Equity Incentive Plan occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;
•	the consummation of a merger or consolidation, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the securities in the surviving entity or its parent or (2) no person owns 50% or more of the shares of the surviving entity or the combined voting power of our outstanding voting securities;
•	we sell or dispose of all or substantially all of our assets; or
•	individuals who constitute our Board of Directors cease for any reason to constitute a majority of our Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

Adjustments for Stock Dividends and Similar Events.   Our Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under our Equity Incentive Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Transferability of Awards.   Except as otherwise permitted in an award agreement or by our Compensation Committee, awards under the Equity Incentive Plan are not transferable other than by a participant’s will or the laws of descent and distribution.

Term and Amendment.   Our Board of Directors may amend or terminate our Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate our equity incentive plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by our Board of Directors, the Amended Equity Incentive Plan will terminate on the tenth anniversary of its approval by stockholders.

Certain U.S. Federal Income Tax Consequences

Parachute Limitation.   Unless a recipient is party to another agreement that addressed Sections 280G and 4999 of the Code, to the extent any payment or benefit would be subject to an excise tax imposed under Section 4999 of the Code, such amounts may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payment and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without reduction but with the executive paying the excise tax liability.

Section 162(m).   Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1.0 million in any tax year to its chief executive officer and certain other most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1.0 million deduction limit and therefore remains fully deductible by the company that pays it. To the extent Section 162(m) is applicable, we generally intend that, except as otherwise determined by our Compensation Committee, performance-based awards and stock options to employees our Compensation Committee expects to be named executive officers at the time a deduction arises in connection with such awards, will qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations. However, a number of requirements must be met in order for particular compensation to so qualify and we may choose to grant awards that do not qualify for the performance-based compensation exemption. As such, there can be no assurance that any compensation awarded or paid under the plan will be deductible under all circumstances.

Section 409A.   We intend to administer our Equity Incentive Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under our Equity Incentive Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. We will not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under our Equity Incentive Plan.

Vote Required and Recommendation.

The affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for the approval of the Amended Equity Incentive Plan, meaning that the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. In addition, the rules of the NYSE and Section 162(m) of the Internal Revenue Code require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, abstentions will have the legal effect of votes “AGAINST” the proposal. Shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued under our 2015 Equity Incentive Plan as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	120,001	—	24,827
Equity compensation plans not approved by stockholders	170,000	—	—
Total	—	—

(1)	Our 2015 Equity Incentive Plan was approved by our sole stockholder prior to the completion of our initial public offering.
(2)	The Company has no outstanding option or other awards with an exercise price.

Our Board of Directors recommends a vote in favor of Proposal No. 2.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for selecting our independent registered public accounting firm and has selected Grant Thornton LLP to audit our financial statements for the 2017 fiscal year. Our Board of Directors believes that submitting the appointment of Grant Thornton LLP to the stockholders for ratification is a matter of good corporate governance. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Stockholders to make a statement if they so desire and to answer any appropriate questions.

In the event you do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider the appointment of Grant Thornton LLP. Even if you do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the company and its stockholders.

Stockholder approval for the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

On behalf of the Audit Committee, our Board of Directors recommends a vote in favor of Proposal No. 3.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and furnish us with copies of all forms filed.

To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our directors and executive officers were completed on a timely basis, except for the Forms 4 filed on May 31, 2016 with respect to Harry J. Thie, August 17, 2016 with respect to each of Mark O. Decker, Samuel J. Jenkins and Howard A. Silver and June 12, 2016 with respect to William C. Drummond, as the Company inadvertently failed to timely file the Forms 4 on their behalf.

Other Matters to Come Before the 2017 Annual Meeting

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the proxy holders will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

William H. Mathieu
Corporate Secretary

March 24, 2017

APPENDIX A

JERNIGAN CAPITAL, INC.

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

A-i

A-ii

A-iii

JERNIGAN CAPITAL, INC.
2015 EQUITY INCENTIVE PLAN
(as amended and restated effective May 3, 2017)

Jernigan Capital, Inc., a Maryland corporation (the “Company”), sets forth herein the terms of its 2015 Equity Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to provide (a) incentive to officers, investment professionals, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, performance awards, annual incentive cash awards and other equity-based awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary and, unless otherwise determined by the Committee, JCap Advisors, LLC. Notwithstanding anything to the contrary, for purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company’s fiscal year, unless otherwise specified by the Committee).

2.3 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

2.4 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

2.5 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 16.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider’s (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.9 “Change in Control” means:

(i) Any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii) The consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or

(iv) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as those terms are used in Code Section 409A(a)(2)(c)(v).

2.10 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.11 “Committee” means the Committee constituted under Section 3 to administer the Plan.

2.12 “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.13 “Company” means Jernigan Capital, Inc., a Maryland corporation.

2.14 “Covered Employee” means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

2.15 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

2.16 “Disability” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

2.18 “Effective Date” means March 13, 2015, the date the Plan was approved by the stockholders of the Company.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.20 “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(i) If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of a Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of a Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

(ii) If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of a Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

2.21 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

2.22 “Good Reason” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) the assignment to the Service Provider of substantial duties or responsibilities inconsistent with the Service Provider’s position at the Company, or any other action by the Company which results in a substantial diminution of the Service Provider’s duties, authorities or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law); (ii) a material reduction in the Service Provider’s aggregate base salary and other compensation (including annual target bonus opportunity and retirement plans, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets (as the same may be in effect from time to time); (iii) the relocation of the Service Provider’s principal place of employment to a location more than 30 miles from the Service Provider’s principal place of employment or the Company’s requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Service Provider’s business travel obligations as of immediately prior to the Change in Control or (iv) the Company’s material breach of the terms of any employment agreement with the Service Provider; provided, however, that the Service Provider must provide the Company with a written notice detailing the specific circumstances alleged to constitute “Good Reason” within ninety (90) days after the first occurrence of such circumstances that the Service Provider knows or reasonably should have known to constitute “Good Reason,” such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (30) days after such failure to remedy the event.

2.23 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.

2.24 “Grantee” means a natural person who receives or holds an Award under the Plan.

2.25 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.26 “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

2.27 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28 “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.29 “Option Price” means the exercise price for each Share subject to an Option.

2.30 “Other Agreement” shall have the meaning set forth in Section 16.

2.31 “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

2.32 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.33 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

2.34 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an

Award which does not satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

2.35 “Performance Measures” means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.36 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.37 “Plan” means this Jernigan Capital, Inc. 2015 Equity Incentive Plan, as amended from time to time.

2.38 “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

2.39 “Restatement Effective Date” means May 3, 2017, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.

2.40 “Restricted Stock” means Shares awarded to a Grantee pursuant to Section 10.

2.41 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.

2.42 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.43 “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee in its sole and absolute discretion, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.

2.44 “Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

2.45 “Share” means a share of Common Stock.

2.46 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

2.47 “Stock Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

2.48 “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.

2.49 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.50 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.51 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

2.52 “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3. ADMINISTRATION OF THE PLAN

3.1 Committee.

The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise, at any time that the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to different Grantees.

(iii) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(iv) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

3.2 Terms of Awards.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of Shares to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement evidencing an Award;

(vi) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;

(vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

(viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(ix) amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

3.3 Forfeiture; Recoupment.

The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

If the Company adopts a “clawback” or recoupment policy, any Award will be subject to repayment to the Company to the extent so provided under the terms of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws. In addition, and notwithstanding the foregoing, such policy may otherwise authorize the Company to recover from a Grantee any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the Shares are listed, if any.

3.4 No Repricing.

Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.

3.5 Deferral Arrangement.

The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6 No Liability.

No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7 Share Issuance/Book-Entry.

Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4. SHARES SUBJECT TO THE PLAN

4.1 Number of Shares Available for Awards.

Subject to adjustment as provided in Section 18, the aggregate number of Shares available for issuance under the Plan (including pursuant to Incentive Stock Options) shall be 370,000. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

4.2 Adjustments in Authorized Shares.

The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

4.3 Share Usage.

Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Effective Date.

The Plan shall be effective as of the Effective Date.

5.2 Term.

The Plan first became effective on the Effective Date. The Plan was subsequently amended and restated, subject to approval by the stockholders of the Company effective as of the Restatement Effective Date. The Plan shall continue in effect until the day immediately prior to the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approval by the stockholders of the Company.

5.3 Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1 Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2 Limitation on Shares Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:

(i) the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);

(ii) the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and

(iii) the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000) and the maximum amount that may be paid pursuant to cash-settled Performance Award granted in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3 Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1 Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2 Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

8.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4 Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

8.6 Method of Exercise.

Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of

Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7 Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8 Delivery of Share Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.7.

8.9 Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10 Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12 Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2 Other Terms.

The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3 Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4 Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5 Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by Applicable Law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

10.2 Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Except as authorized by the Committee in writing, neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.

10.3 Restricted Stock Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4 Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares; provided, however, that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.

10.5 Rights of Holders of Stock Units.

10.5.1 Voting and Dividend Equivalent Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.

10.5.2 Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6 Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

10.7 Delivery of Shares.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by Applicable Law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1 General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2 Surrender of Shares.

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

12.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

12.4 Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, net exercise.

13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1 Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award). The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

13.2 Termination of Service.

Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14. TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1 Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2 Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3 Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4 Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5 Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

14.6 Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1 Performance Goals Generally.

The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2 Timing For Establishing Performance Goals.

Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “qualified performance-based compensation” under Code Section 162(m).

14.6.3 Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.6.4 Performance Measures.

The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

(a) funds from operations;

(b) adjusted funds from operations;

(c) earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(d) operating (or gross) income or profit;

(e) pretax income before allocation of corporate overhead and/or bonus;

(f) operating efficiencies;

(g) operating income as a percentage of net revenue;

(h) return on equity, assets, capital, capital employed or investment;

(i) after tax operating income;

(j) net income;

(k) earnings or book value per share;

(l) financial ratios;

(m) cash flow(s);

(n) total rental income or revenues;

(o) capital expenditures as a percentage of rental income;

(p) total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;

(q) stock price or total stockholder return, including any comparisons with stock market indices;

(r) appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;

(s) dividends;

(t) debt or cost reduction;

(u) comparisons with performance metrics of peer companies;

(v) comparisons of our stock price performance to the stock price performance of peer companies;

(w) strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or loan origination targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to loan origination, acquisitions, joint ventures or collaborations or dispositions;

(x) economic value-added models;

(y) loan portfolio performance measures; or

(z) any combination of any of the foregoing.

Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5 Evaluation of Performance.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6 Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

14.6.7 Board Discretion.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7 Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15. TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.

15.1 Vesting.

Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16. PARACHUTE LIMITATIONS

Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an “Other Agreement”) providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”) and

(ii) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17. REQUIREMENTS OF LAW

17.1 General.

No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18. EFFECT OF CHANGES IN CAPITALIZATION

18.1 Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

18.2 Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

18.3 Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:

(i) in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

(ii) either of the following two actions shall be taken:

(A) fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(B) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

(iii) for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted

Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

(iv) Other Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

18.4 Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5 Adjustments

Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6 No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19. GENERAL PROVISIONS

19.1 Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.

19.3 Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the maximum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares, or such lesser amount as the Company may specify or as may be necessary to avoid adverse accounting treatment. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

19.4 Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5 Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

19.6 Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8 Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9 Code Section 409A.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding anything to the contrary in this Plan or any Award Agreement, if a Grantee is deemed on the date of the Grantee’s termination of employment to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then, to the extent required by Code Section 409A, any payment or the provision of any benefit pursuant to an Award that is considered deferred compensation under Code Section 409A and that is payable on account of such Grantee’s “separation from service” shall not be made or provided until the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service,” and (ii) the date of the Grantee’s death. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 19.9 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Grantee in a lump sum, and any remaining payments and benefits due under this this Plan and any Award Agreement shall be paid or provided in accordance with the normal payment dates specified for them therein.

*  *  *

APPENDIX B

JERNIGAN CAPITAL, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

B-i

B-ii

B-iii

JERNIGAN CAPITAL, INC.

2015 EQUITY INCENTIVE PLAN
(as amended and restated effective May 3, 2017)

Jernigan Capital, Inc., a Maryland corporation (the “Company”), sets forth herein the terms of its 2015 Equity Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to provide (a) incentive to officers, investment professionals, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, performance awards, annual incentive cash awards and other equity-based awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary and, unless otherwise determined by the Committee, JCap Advisors, LLC. Notwithstanding anything to the contrary, for purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company’s fiscal year, unless otherwise specified by the Committee).

2.3 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

2.4 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

2.5 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 16.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider’s (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.9 “Change in Control” means:

(i) Any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii) The consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or

(iv) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as those terms are used in Code Section 409A(a)(2)(c)(v).

2.10 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.11 “Committee” means the Committee constituted under Section 3 to administer the Plan.

2.12 “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.13 “Company” means Jernigan Capital, Inc., a Maryland corporation.

2.14 “Covered Employee” means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

2.15 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

2.16 “Disability” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

2.18 “Effective Date” means March 13, 2015, the date the Plan was approved by the stockholders of the Company.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.20 “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(i) If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of a Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of a Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

(ii) If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of a Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

2.21 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

2.22 “Good Reason” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) the assignment to the Service Provider of substantial duties or responsibilities inconsistent with the Service Provider’s position at the Company, or any other action by the Company which results in a substantial diminution of the Service Provider’s duties, authorities or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law); (ii) a material reduction in the Service Provider’s aggregate base salary and other compensation (including annual target bonus opportunity and retirement plans, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets (as the same may be in effect from time to time); (iii) the relocation of the Service Provider’s principal place of employment to a location more than 30 miles from the Service Provider’s principal place of employment or the Company’s requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Service Provider’s business travel obligations as of immediately prior to the Change in Control or (iv) the Company’s material breach of the terms of any employment agreement with the Service Provider; provided, however, that the Service Provider must provide the Company with a written notice detailing the specific circumstances alleged to constitute “Good Reason” within ninety (90) days after the first occurrence of such circumstances that the Service Provider knows or reasonably should have known to constitute “Good Reason,” such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (30) days after such failure to remedy the event.

2.23 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.

2.24 “Grantee” means a natural person who receives or holds an Award under the Plan.

2.25 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.26 “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

2.27 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28 “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.29 “Option Price” means the exercise price for each Share subject to an Option.

2.30 “Other Agreement” shall have the meaning set forth in Section 16.

2.31 “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

2.32 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.33 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

2.34 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an

Award which does not satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

2.35 “Performance Measures” means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.36 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.37 “Plan” means this Jernigan Capital, Inc. 2015 Equity Incentive Plan, as amended from time to time.

2.38 “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

2.39 “Restatement Effective Date” means May 3, 2017, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.

2.40 ~~2.39~~ “Restricted Stock” means Shares awarded to a Grantee pursuant to Section 10.

2.41 ~~2.40~~ “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.

2.42 ~~2.41~~ “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.43 ~~2.42~~ “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee in its sole and absolute discretion, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.

2.44 ~~2.43~~ “Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

2.45 ~~2.44~~ “Share” means a share of Common Stock.

2.46 ~~2.45~~ “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

2.47 ~~2.46~~ “Stock Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

2.48 ~~2.47~~ “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.

2.49 ~~2.48~~ “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.50 ~~2.49~~ “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.51 ~~2.50~~ “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

2.52 ~~2.51~~ “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3. ADMINISTRATION OF THE PLAN

3.1 Committee.

The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise, at any time that the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to different Grantees.

(iii) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(iv) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

3.2 Terms of Awards.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of Shares to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement evidencing an Award;

(vi) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;

(vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

(viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(ix) amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

3.3 Forfeiture; Recoupment.

The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

If the Company adopts a “clawback” or recoupment policy, any Award will be subject to repayment to the Company to the extent so provided under the terms of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws. In addition, and notwithstanding the foregoing, such policy may otherwise authorize the Company to recover from a Grantee any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the Shares are listed, if any.

3.4 No Repricing.

Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.

3.5 Deferral Arrangement.

The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6 No Liability.

No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7 Share Issuance/Book-Entry.

Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4. SHARES SUBJECT TO THE PLAN

4.1 Number of Shares Available for Awards.

Subject to adjustment as provided in Section ~~18, a total~~18, the aggregate number of ~~200,000~~ Shares ~~shall be reserved~~available for issuance under the Plan (including pursuant to Incentive Stock Options) shall be 370,000. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

4.2 Adjustments in Authorized Shares.

The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

4.3 Share Usage.

Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Effective Date.

The Plan shall be effective as of the Effective Date.

5.2 Term.

The Plan first became effective on the Effective Date. The Plan was subsequently amended and restated, subject to approval by the stockholders of the Company effective as of the Restatement Effective Date. The Plan shall continue in effect until the day immediately prior to the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approval by the stockholders of the Company.

5.3 Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1 Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2 Limitation on Shares Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:

(i) the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);

(ii) the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and

(iii) the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000) and the maximum amount that may be paid ~~as a~~pursuant to cash-settled Performance Awards granted in ~~respect of a performance period~~a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3 Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1 Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2 Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

8.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4 Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

8.6 Method of Exercise.

Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7 Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8 Delivery of Share Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.7.

8.9 Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10 Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12 Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2 Other Terms.

The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3 Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4 Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5 Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by Applicable Law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

10.2 Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Except as authorized by the Committee in writing, neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.

10.3 Restricted Stock Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4 Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares; provided, however, that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.

10.5 Rights of Holders of Stock Units.

10.5.1 Voting and Dividend Equivalent Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.

10.5.2 Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6 Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

10.7 Delivery of Shares.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by Applicable Law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1 General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2 Surrender of Shares.

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

12.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

12.4 Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, net exercise.

13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1 Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award). The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

13.2 Termination of Service.

Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14. TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1 Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2 Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3 Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4 Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5 Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

14.6 Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1 Performance Goals Generally.

The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2 Timing For Establishing Performance Goals.

Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “qualified performance-based compensation” under Code Section 162(m).

14.6.3 Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.6.4 Performance Measures.

The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

(a) funds from operations;

(b) adjusted funds from operations;

(c) earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(d) operating (or gross) income or profit;

(e) pretax income before allocation of corporate overhead and/or bonus;

(f) operating efficiencies;

(g) operating income as a percentage of net revenue;

(h) return on equity, assets, capital, capital employed or investment;

(i) after tax operating income;

(j) net income;

(k) earnings or book value per share;

(l) financial ratios;

(m) cash flow(s);

(n) total rental income or revenues;

(o) capital expenditures as a percentage of rental income;

(p) total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;

(q) stock price or total stockholder return, including any comparisons with stock market indices;

(r) appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;

(s) dividends;

(t) debt or cost reduction;

(u) comparisons with performance metrics of peer companies;

(v) comparisons of our stock price performance to the stock price performance of peer companies;

(w) strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or loan origination targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to loan origination, acquisitions, joint ventures or collaborations or dispositions;

(x) economic value-added models;

(y) loan portfolio performance measures; or

(z) any combination of any of the foregoing.

Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5 Evaluation of Performance.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) ~~extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or~~any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6 Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

14.6.7 Board Discretion.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7 Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15. TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.

15.1 Vesting.

Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16. PARACHUTE LIMITATIONS

Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an “Other Agreement”) providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”) and

(ii) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17. REQUIREMENTS OF LAW

17.1 General.

No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18. EFFECT OF CHANGES IN CAPITALIZATION

18.1 Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

18.2 Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

18.3 Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:

(i) in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

(ii) either of the following two actions shall be taken:

(A) fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(B) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

(iii) for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

(iv) Other Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

18.4 Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5 Adjustments

Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6 No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19. GENERAL PROVISIONS

19.1 Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.

19.3 Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the ~~minimum~~maximum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares, or such lesser amount as the Company may specify or as may be necessary to avoid adverse accounting treatment. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

19.4 Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5 Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

19.6 Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8 Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9 Code Section 409A.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding anything to the contrary in this Plan or any Award Agreement, if a Grantee is deemed on the date of the Grantee’s termination of employment to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then, to the extent required by Code Section 409A, any payment or the provision of any benefit pursuant to an Award that is considered deferred compensation under Code Section 409A and that is payable on account of such Grantee’s “separation from service” shall not be made or provided until the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service,” and (ii) the date of the Grantee’s death. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 19.9 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Grantee in a lump sum, and any remaining payments and benefits due under this this Plan and any Award Agreement shall be paid or provided in accordance with the normal payment dates specified for them therein.

*  *  *

JERNIGAN Capital

JERNIGAN CAPITAL, INC.
6410 POPLAR AVE.
SUITE 650
MEMPHIS, TN 38119

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23062-P90811

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JERNIGAN CAPITAL, INC.

The Board of Directors recommends you vote FOR the following (Common stockholders only):

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dean Jernigan
02) John A. Good
03) Mark O. Decker
04) Howard A. Silver
05) Dr. Harry J.Thie

The Board of Directors recommends you vote FOR the following proposals (Common stockholders only):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E23063-P90811

COMMON STOCK
JERNIGAN CAPITAL, INC.
Annual Meeting of Stockholders
May 3, 2017 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned, as stockholder(s) of record of the common stock of Jernigan Capital, Inc., hereby appoint(s) Dean Jernigan and John A. Good, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on May 3, 2017, at the Corporate Headquarters, 6410 Poplar Avenue, Suite 650, Memphis, TN 38119 and any adjournment or postponement thereof.

For Proposal 1 (Election of Directors), you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (Approval of Amended and Restated 2015 Equity Incentive Plan), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. For Proposal 3 (Ratification of the appointment of Grant Thornton LLP), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.1

JERNIGAN Capital

JERNIGAN CAPITAL, INC.
6410 POPLAR AVE.
SUITE 650
MEMPHIS, TN 38119

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23064-P90811

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JERNIGAN CAPITAL, INC.

The Board of Directors recommends you vote FOR the following (Series A Preferred stockholders only):

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) James D. Dondero

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E23065-P90811

PREFERRED STOCK
JERNIGAN CAPITAL, INC.
Annual Meeting of Stockholders
May 3, 2017 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of record of the Series A Preferred Stock of Jernigan Capital, Inc., hereby appoint(s) Dean Jernigan and John A. Good, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Preferred Stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on May 3, 2017, at the Corporate Headquarters, 6410 Poplar Avenue, Suite 650, Memphis, TN 38119 and any adjournment or postponement thereof.

For Proposal 1 (Election of Director), you may vote "FOR" the nominee to the Board of Directors or you may "WITHHOLD" your vote for the nominee or for any nominee that you specify.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.1